                         AIM LATIN AMERICAN GROWTH FUND
                      A PORTFOLIO OF AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                              HOUSTON, TEXAS 77046

                                                                   June 21, 2001

Dear Shareholder:

A special meeting of the shareholders of AIM Investment Funds will be held on August 17, 2001. At that meeting, you will be asked to elect as trustees of AIM Investment Funds the individuals that are identified in this combined proxy statement and prospectus. The Board of Trustees recommends that you vote FOR the election of those trustees.

The enclosed combined proxy statement and prospectus also seeks your approval of a proposed combination of AIM Latin American Growth Fund ("Latin American Growth"), an investment portfolio of AIM Investment Funds ("AIF"), with AIM Developing Markets Fund ("Developing Markets"), which is also an investment portfolio of AIF.

Latin American Growth and Developing Markets have similar investment objectives. Latin American Growth seeks growth of capital. Developing Markets seeks long-term growth of capital, with a secondary objective of income, to the extent consistent with seeking growth of capital. Developing Markets seeks to meet its objectives by investing substantially all of its assets in equity and debt securities of developing countries, while Latin American Growth invests in equity and debt securities of Latin American issuers. A I M Advisors, Inc. serves as the investment adviser to both funds.

Developing Markets is a larger fund than Latin American Growth, and the combined assets of the two funds should provide A I M Advisors, Inc. with a more stable base of assets for management. The investment policies of Developing Markets allow investment in securities of issuers that are more geographically diverse than Latin American Growth, which provides greater flexibility for investment. The total operating expense ratios for Developing Markets are lower than those of Latin American Growth; however, the total returns to shareholders provided by Developing Markets have been lower than those of Latin American Growth. The Board of Trustees concluded that it was desirable to combine Latin American Growth with Developing Markets. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses and performance of the funds in more detail. You should review the enclosed materials carefully.

You are being asked to approve an Agreement and Plan of Reorganization for Latin American Growth between AIM Investment Funds and A I M Advisors, Inc., that will govern the reorganization of Latin American Growth into Developing Markets. After careful consideration, the Board of Trustees recommends that you vote FOR the proposal.

If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify AIM Investment Funds by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote your shares. You may also vote your shares by telephone or on the internet at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy materials.

                                          Sincerely,

                                          /s/ Robert H. Graham
                                          Robert H. Graham
                                          Chairman

                         AIM LATIN AMERICAN GROWTH FUND

                                 A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                          11 GREENWAY PLAZA, SUITE 100
                           HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 17, 2001

TO THE SHAREHOLDERS OF AIM LATIN AMERICAN GROWTH FUND:

     YOU ARE HEREBY NOTIFIED that a Special Meeting of shareholders of AIM Investment Funds ("AIF") will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173 on August 17, 2001, at 3:00 p.m., Central Time. At the Special Meeting, the shareholders of AIM Latin American Growth Fund ("Latin American Growth"), an investment portfolio of AIF, will be asked to consider the following proposals:

     1. To elect twelve trustees of AIF, each of which will serve until his or her successor is elected and qualified.

     2. To approve an Agreement and Plan of Reorganization (the "Agreement") between AIF acting on behalf of Latin American Growth and AIM Developing Markets Fund ("Developing Markets") and A I M Advisors, Inc. The Agreement provides for the combination of Latin American Growth with Developing Markets (the "Reorganization"). Pursuant to the Agreement, all of the assets of Latin American Growth will be transferred to Developing Markets. Developing Markets will assume all of the liabilities of Latin American Growth, and AIF will issue Class A shares of Developing Markets to Latin American Growth's Class A shareholders, Class B shares of Developing Markets to Latin American Growth's Class B shareholders, and Class C shares of Developing Markets to Latin American Growth's Class C shareholders. The value of each Latin American Growth shareholder's account with Developing Markets immediately after the Reorganization will be the same as the value of such shareholder's account with Latin American Growth immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     3. To transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

     SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF AIF. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO AIF OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


                                            /s/ Carol F. Relihan
                                            Carol F. Relihan
                                            Vice President and Secretary

June 21, 2001

                         AIM LATIN AMERICAN GROWTH FUND
                          AIM DEVELOPING MARKETS FUND
                              EACH A PORTFOLIO OF
                              AIM INVESTMENT FUNDS
                               11 GREENWAY PLAZA
                                   SUITE 100
                           HOUSTON, TEXAS 77046-1173
                           TOLL FREE: (800) 454-0327

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                              DATED: JUNE 21, 2001

     This document is being furnished to you in connection with the special meeting of shareholders of AIM Investment Funds ("AIF"), a Delaware business trust, to be held on August 17, 2001 (the "Special Meeting"). At the Special Meeting, the shareholders of AIF are being asked to elect trustees. The Board of Trustees of AIF recommends that you vote for the election of the trustees named in this combined proxy statement and prospectus.

     The shareholders of AIM Latin American Growth Fund ("Latin American Growth"), an investment portfolio of AIF, will also be asked at the Special Meeting to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIF acting on behalf of Latin American Growth and AIM Developing Markets Fund ("Developing Markets") and A I M Advisors, Inc. ("AIM Advisors"). The Agreement provides for the combination of Latin American Growth with Developing Markets (the "Reorganization"). THE BOARD OF TRUSTEES OF AIF HAS UNANIMOUSLY APPROVED THE AGREEMENT AND REORGANIZATION AS BEING IN THE BEST INTEREST OF THE SHAREHOLDERS OF LATIN AMERICAN GROWTH.

     Pursuant to the Agreement, all of the assets of Latin American Growth will be transferred to Developing Markets, Developing Markets will assume all of the liabilities of Latin American Growth, and AIF will issue Class A shares of Developing Markets to Latin American Growth's Class A shareholders, Class B shares of Developing Markets to Latin American Growth's Class B shareholders, and Class C shares of Developing Markets to Latin American Growth's Class C shareholders. The value of each Latin American Growth shareholder's account with Developing Markets immediately after the Reorganization will be the same as the value of such shareholder's account with Latin American Growth immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

     Developing Markets is an investment portfolio of AIF, an open-end, series management investment company. The investment objectives of Latin American Growth and Developing Markets are similar. Latin American Growth seeks growth of capital. Developing Markets seeks long-term growth of capital, with a secondary objective of income, to the extent consistent with seeking growth of capital. Developing Markets seeks to meet its objectives by investing substantially all of its assets in equity and debt securities of developing countries, while Latin American Growth invests in equity and debt securities of Latin American issuers. AIM Advisors serves as the investment adviser to both Funds. See "Comparison of Investment Objectives, Policies and Restrictions."

     This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") sets forth the information that you should know before voting on the Agreement. It should be read and retained for future reference.

     The current Prospectuses for both Latin American Growth and Developing Markets, each dated March 1, 2001, as supplemented June 14, 2001, together with the related Statement of Additional Information also dated March 1, 2001, as supplemented on May 4, 2001 and June 14, 2001, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated into this Proxy Statement/Prospectus by this reference. A copy of the current prospectus of Developing Markets is attached as Appendix II to this Proxy Statement/Prospectus. The SEC maintains a website at http://www.sec.gov that contains the prospectus and statement of additional information described above, material incorporated by reference, and other information about AIF. These documents are also available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. Additional information about Latin American Growth and Developing Markets may also be obtained on the internet at http://www.aimfunds.com.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

[AIM LOGO APPEARS HERE]
--Registered Trademark--

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1: ELECTION OF TRUSTEES OF AIM INVESTMENT FUNDS....    2
  Nominees for Trustee......................................    2
  Responsibilities of the Board.............................    4
  Reasons for Election of Trustees at the Present Time......    5
  Length of Service by the Trustees on the Board............    5
  Ways in Which the Board Represents Your Interests.........    6
  Committees of the Board...................................    6
  Board Meetings............................................    6
  Compensation of the Trustees..............................    7
  AIM Funds Retirement Plan for Eligible
     Directors/Trustees.....................................    7
  Deferred Compensation Agreements..........................    8
  Compensation of AIF Officers..............................    9
  Auditors..................................................    9
  The Board's Recommendation on Proposal 1..................   10
PROPOSAL 2: APPROVAL OF AGREEMENT AND PLAN OF
  REORGANIZATION............................................   10
SYNOPSIS....................................................   10
  The Reorganization........................................   10
  Reasons for the Reorganization............................   10
  Comparison of Developing Markets and Latin American
     Growth.................................................   11
RISK FACTORS................................................   14
  Comparative Risks.........................................   14
  Risks Associated with Developing Markets..................   15
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND
  RESTRICTIONS..............................................   16
  Investment Objectives.....................................   16
  Investment Policies.......................................   16
  Investment Restrictions...................................   17
  Developing Markets Portfolio Management...................   17
FINANCIAL HIGHLIGHTS........................................   18
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................   22
  Terms of the Reorganization...............................   22
  The Reorganization........................................   22
  Board Considerations......................................   22
  Other Terms...............................................   23
  Federal Tax Consequences..................................   24
ADDITIONAL INFORMATION ABOUT DEVELOPING MARKETS AND LATIN
  AMERICAN GROWTH...........................................   27
RIGHTS OF SHAREHOLDERS......................................   27
OWNERSHIP OF LATIN AMERICAN GROWTH AND DEVELOPING MARKETS
  SHARES....................................................   28
  Significant Holders.......................................   28
  Share Ownership by Executive Officers and Trustees........   29

                                                              PAGE
                                                              ----
CAPITALIZATION..............................................   30
LEGAL MATTERS...............................................   31
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
  COMMISSION................................................   31
APPENDIX I....................Agreement and Plan of Reorganization
APPENDIX II..............Prospectus of AIM Developing Markets Fund
APPENDIX III...AIM Developing Markets Fund Discussion and Analysis
  of Performance
APPENDIX IV..............Changes to Developing Markets' Investment
  Restrictions

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, Invest with DISCIPLINE, Invierta con DISCIPLINA, La Familia AIM de Fondos and La Familia AIM de Fondos and Design and are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by the Board of Trustees of AIF for use at the Special Meeting of shareholders to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on August 17, 2001, at 3:00 p.m., Central Time. (such meetings and any adjournments thereof are referred to as the "Special Meeting").

     All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions they contain. If no instructions are given, shares represented by proxies will be voted FOR the election of trustees and the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy by one-third of the outstanding shares of beneficial interest of AIF at the Special Meeting will constitute a quorum with respect to the election of trustees. The presence in person or by proxy of one-third of the outstanding shares of Latin American Growth entitled to vote at the Special Meeting will constitute a quorum with respect to the proposal to approve the Agreement. If quorum is present, the affirmative vote of a plurality of votes cast is necessary to elect trustees, and approval of the Agreement requires the affirmative vote of a majority of the shares cast by the shareholders of Latin American Growth. Abstentions and broker non-votes will be counted as shares present at the Special Meeting for quorum purposes but will not be considered votes cast at the Special Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. If you return a proxy, you may revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of AIF. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting, you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record as of the close of business on May 30, 2001 (the "Record Date"), are entitled to vote at the Special Meeting. On the Record Date, there were 2,557,586.39 Class A shares, 1,799,917.72 Class B shares and 44,643.35 Class C shares of Latin American Growth outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

     AIF has engaged the services of Georgeson Shareholder Communications, Inc. ("GSC") to assist it in the solicitation of the proxies for the Special Meeting. AIF expects to solicit proxies principally by mail, but AIF or GSC may also solicit proxies by telephone, facsimile or personal interview. AIF's officers will not receive any additional or special compensation for any such solicitation. Cost of shareholder solicitation is anticipated to be approximately $22,300. Latin American Growth and Developing Markets will bear their own costs and expenses incurred in connection with the Reorganization. However, AIM Advisors has agreed to reimburse expenses and waive certain of its fees so that the specified expense caps for the funds are not exceeded. As a result, it is expected that AIM Advisors will effectively bear all the transaction expenses for Latin American Growth and Developing Markets.

     We intend to mail this Proxy Statement/Prospectus and the accompanying proxy on or about June 21, 2001.

                                  PROPOSAL 1:
                  ELECTION OF TRUSTEES OF AIM INVESTMENT FUNDS

     All of the shareholders of AIF will vote on the election of trustees. There are shareholders of other series of shares of AIF that, along with the shareholders of Latin American Growth, constitute all of the shareholders of AIF.

NOMINEES FOR TRUSTEE

     For election of trustees at the meeting, the Board has approved the nomination of: Frank S. Bayley, Bruce L. Crockett, Owen Daly II, Albert R. Dowden, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock, Ruth H. Quigley and Louis S. Sklar, each to serve as trustee until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not interested persons of AIF, as defined in the Investment Company Act of 1940 Act, as amended (the "1940 Act") (the independent trustees), may recommend.

     Messrs. Graham and Bayley and Miss Quigley are currently trustees of AIF and of AIM Growth Series, AIM Series Trust and AIM Floating Rate Fund (collectively, with their series portfolios, the "AIM Group I Funds"). Messrs. Graham and Bayley and Miss Quigley also serve as trustees of Global Investment Portfolio. Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis are not currently trustees of AIF or the other AIM Group I Funds, but each serves as a director/trustee of the following open-end management investment companies advised or managed by AIM Advisors: AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the "AIM Group II Funds," the AIM Group I Funds and the AIM Group II Funds together constitute the "AIM Funds"). Mr. Graham serves as Chairman, President and a director/trustee of the AIM Group I Funds and the AIM Group II Funds. Shortly after the shareholder meeting, Mr. Bayley and Miss Quigley are expected to be appointed as directors/trustees of the AIM Group II Funds. No trustee or nominee is a party adverse to AIF or any of its affiliates in any material pending legal proceedings, nor does any trustee or nominee have an interest materially adverse to AIF.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND AGE          TRUSTEE SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------          --------------    -------------------------------------------
Frank S. Bayley (62)**         AIM Investment    Partner, law firm of Baker & McKenzie;
  Two Embarcadero Center       Funds: 5/30/87    Director and Chairman, C.D. Stimson Company
  Suite 2400                                     (a private investment company); Trustee,
  San Francisco, CA 94111                        The Badgley Funds; and Trustee of the AIM
                                                 Group I Funds.

Bruce L. Crockett (57)         N/A               Chairman, Crockett Technologies Associates
  906 Frome Lane                                 (consulting firm), DataPipe.com, NetSat28,
  McLean, VA 22102                               Teletronics; and Director, ACE Limited
                                                 (insurance company), Databid.com, IBNET,
                                                 Multi-cast Technologies (internet video
                                                 streaming), Para-Protect Services, Inc.
                                                 (information systems security), University
                                                 of Rochester. Formerly, Director, President
                                                 and Chief Executive Officer, COMSAT
                                                 Corporation. Director/Trustee of the AIM
                                                 Group II Funds.

Owen Daly II (76)***           N/A               Formerly, Director, Cortland Trust, Inc.
  Six Blythewood Road                            (investment company), CF & I Steel Corp.,
  Baltimore, MD 21210                            Monumental Life Insurance Company and
                                                 Monumental General Insurance Company; and
                                                 Chairman of the Board of Equitable
                                                 Bancorporation. Director/Trustee of the AIM
                                                 Group II Funds.

Albert R. Dowden (59)          N/A               Chairman of the Board of Directors,
  1815 Central Park Drive                        Cortland Trust, Inc. (investment company)
  P.O. Box 774000 -- PMB #222                    and DHJ Media, Inc.; and Director, Magellan
  Steamboat Springs, CO 80477                    Insurance Company. Formerly, Director,
                                                 President and Chief Executive Officer,
                                                 Volvo Group North America, Inc.; Senior
                                                 Vice President, AB Volvo; and Director, The
                                                 Hertz Corporation, Genmar Corporation (boat
                                                 manufacturer), National Media Corporation
                                                 and Annuity and Life Re (Holdings), Ltd.
                                                 Member of Advisory Board of Rotary Power
                                                 International. Director/Trustee of the AIM
                                                 Group II Funds.

Edward K. Dunn, Jr. (66)****   N/A               Formerly, Chairman of the Board of
  2 Hopkins Plaza,                               Directors, Mercantile Mortgage Corporation;
  8th Floor, Suite 805                           Vice Chairman of the Board of Directors,
  Baltimore, MD 21201                            President and Chief Operating Officer,
                                                 Mercantile-Safe Deposit & Trust Co.; and
                                                 President, Mercantile Bankshares Corp.
                                                 Director/Trustee of the AIM Group II Funds.

Jack M. Fields (49)            N/A               Chief Executive Officer, Twenty First
  434 New Jersey Avenue, S.E.                    Century Group, Inc. (a governmental affairs
  Washington, D.C. 20003                         company); and Director, Telscape
                                                 International and Administaff (professional
                                                 employee provider). Formerly, Member of the
                                                 U.S. House of Representatives and Chief
                                                 Executive Officer, Texana Global, Inc.
                                                 (foreign trading company). Director/Trustee
                                                 of AIM Group II Funds.

Carl Frischling (64)*****      N/A               Partner, Kramer Levin Naftalis & Frankel
  919 Third Avenue                               LLP (law firm). Director, Cortland Funds
  New York, NY 10022                             (investment companies) and Lazard Funds
                                                 (investment companies). Director/Trustee of
                                                 the AIM Group II Funds.

NAME, ADDRESS AND AGE          TRUSTEE SINCE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------------          --------------    -------------------------------------------

Robert H. Graham (54)*         AIM Investment    Director, President and Chief Executive
  11 Greenway Plaza            Funds: 8/31/98    Officer, A I M Management Group Inc.;
  Suite 100                                      Director and President, A I M Advisors,
  Houston, TX 77046-1173                         Inc.; Director and Senior Vice President, A
                                                 I M Capital Management, Inc., A I M
                                                 Distributors, Inc., A I M Fund Services,
                                                 Inc. and Fund Management Company; and
                                                 Director and Vice Chairman, AMVESCAP PLC
                                                 (parent of AIM and a global investment
                                                 management firm). Director/Trustee of AIM
                                                 Group I Funds and the AIM Group II Funds.

Prema Mathai-Davis (50)        N/A               Member, Visiting Committee, Harvard
  370 East 76th Street                           University Graduate School of Education,
  New York, NY 10021                             New School University. Formerly, Chief
                                                 Executive Officer, YWCA of the USA;
                                                 Commissioner, New York City Department of
                                                 the Aging; and Commissioner, New York City
                                                 Metropolitan Transportation Authority.
                                                 Director/Trustee of the AIM Group II Funds.

Lewis F. Pennock (58)          N/A               Partner, Pennock & Cooper (law firm).
  6363 Woodway, Suite 825                        Director/Trustee of the AIM Group II Funds.
  Houston, TX 77057

Ruth H. Quigley (66)**         AIM Investment    Private investor; formerly, President,
  1055 California Street       Funds: 5/30/87    Quigley, Friedlander & Co., Inc. (a
  San Francisco, CA 94108                        financial advisory services firm). Trustee
                                                 of the AIM Group I Funds.

Louis S. Sklar (61)            N/A               Executive Vice President, Development and
  The Williams Tower                             Operations, Hines Interests Limited
  50th Floor                                     Partnership (real estate development).
  2800 Post Oak Blvd.                            Director/Trustee of the AIM Group II Funds.
  Houston, TX 77056

---------------

     * Mr. Graham is an interested person of AIM Advisors and the AIM Funds, as defined in the 1940 Act, primarily because of his positions with AIM Advisors and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM Advisors.

   ** Dates of service based on predecessor funds.

  *** The Board has extended Mr. Daly's retirement date to December 31, 2001.

 **** The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Dunn is not an interested person of the AIM Funds solely as a result of his position as a director of an insurance holding company that indirectly owns several broker-dealers who may offer shares of the AIM Funds.

***** The law firm of which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Group II Funds. It is expected that the same firm will become counsel to the independent trustees of the AIM Group I Funds. The AIM Funds intend to seek a no-action letter or exemptive relief from the SEC to support the view that Mr. Frischling is not an interested person of the AIM Funds solely as a result of his position as a partner of the law firm that acts as counsel to the independent directors/trustees of the AIM Group II Funds, which firm's fees are paid by the AIM Group II Funds.

RESPONSIBILITIES OF THE BOARD

     The Board is responsible for the general oversight of the business of AIF. The Board periodically reviews the investment performance of AIF's investment portfolios, including Latin American Growth, as well as the quality of other services provided to AIF and its shareholders by each of AIF's service providers, including AIM Advisors and its affiliates. At least annually, the Board reviews the fees paid by AIF for these services and the overall level of the operating expenses of AIF's investment portfolios.

REASONS FOR ELECTION OF TRUSTEES AT THE PRESENT TIME

     Four trustees currently serve on the Board of AIF. Mr. C. Derek Anderson has announced his intention to retire in 2001 to pursue other business interests. This would result in only three trustees remaining on the Board.

     The Board has determined that it would be beneficial to have a board larger than three members. Expansion of the Board requires shareholder approval because, under the 1940 Act, the Board may fill vacancies or appoint new trustees only if, immediately thereafter, at least two-thirds of the trustees will have been elected by shareholders.

     The Board determined that the work of the Trust required, and would be benefited by, a board larger than three trustees. Moreover, the Board noted the increasing complexity of its tasks and the increasing value of having trustees with a wide variety of backgrounds and experience to help decide the issues faced by the Board.

     The Board and its Nominating Committee have met to discuss Board candidates and has recommended that the persons who currently serve as independent directors/trustees of the AIM Group II Funds be nominated for election as trustees of AIF. In making such recommendation, the Board and its Nominating Committee took into consideration the knowledge, diversification of background and experience of the directors/trustees of the AIM Group II Funds. The Board and its Nominating Committee also considered other benefits of consolidating the boards of the AIM Group I Funds and the AIM Group II Funds, including uniform oversight and standardization of policies. The Board and its Nominating Committee also noted that administrative efficiencies may result from board consolidation, since having two separate boards results in duplication of expenses and management time in connection with administrative tasks related to board matters. The Board and its Nominating Committee also concluded that consolidating the boards would result in a per-fund decrease in trustee costs to each of the AIM Group I Funds, since directors'/trustees' fees would be allocated across all funds included in The AIM Family of Funds
--Registered Trademark--.

     In considering whether to consolidate the boards of the AIM Group I Funds and the AIM Group II Funds, the Board and its Nominating Committee reviewed the compensation arrangements and retirement benefits currently available to directors/trustees of the AIM Group II Funds. The Board and its Nominating Committee acknowledged that in order to add nine experienced and qualified trustees from the AIM Group II Funds, the AIM Group I Funds would need to offer trustees the same benefits that the AIM Group II Funds provide to their directors/trustees. Accordingly, the trustees of the AIM Group I Funds, at a meeting in person held on June 12, 2001, approved deferred compensation arrangements and adopted a retirement plan for trustees of the AIM Group I Funds. The arrangements and plan are the same as those currently in effect for the AIM Group II Funds. Prior to adopting the retirement plan, the Board and its Nominating Committee reviewed the costs associated with that plan. Because each participating AIM Fund accrues its portion of a trustee's retirement benefits on the basis of its net assets relative to total net assets for all participating AIM Funds, it was determined that adoption of the retirement plan would not materially increase the Trust's expenses.

     If elected by shareholders, the term of the new trustees of the AIM Group I Funds would begin as of the close of business on August 17, 2001.

     In connection with the consolidation of the boards, it is expected that Mr. Bayley and Miss Quigley would be appointed to the boards of the AIM Group II Funds, shortly after the shareholder meeting.

     AIM Advisors supports the Board's decision to consolidate the boards of AIM Group I Funds and AIM Group II Funds.

LENGTH OF SERVICE BY THE TRUSTEES ON THE BOARD

     Trustees generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board, each duly elected or appointed independent trustee may continue to serve as a trustee until December 31 of the year in which the trustee turns 72. A trustee of the trust may resign or may be removed for cause by a vote of the holders of a majority of the outstanding shares of that trust at any time. A majority of the Board may extend from time to time the retirement date of a trustee. Consistent with the action of the boards of the AIM Group II Funds, the Board has agreed to extend the retirement date of Mr. Daly, who had he been a trustee of AIF otherwise would have retired December 31, 2000 to December 31, 2001, if he is elected at the shareholder meeting. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director and trustee of the AIM Group II Funds.

WAYS IN WHICH THE BOARD REPRESENTS YOUR INTERESTS

     The Board seeks to represent shareholder interests by:

     - reviewing the investment performance of AIF's investment portfolios with the investment portfolios' portfolio managers and senior management of AIM Advisors;

     - reviewing and approving annually contractual relationships of the funds with their service providers, (e.g., AIM Advisors and its affiliates), which review and approval includes evaluating the quality of services provided to the funds and the fees paid by the funds;

     - monitoring potential conflicts between AIF and AIM Advisors and its affiliates to help ensure that AIF's investment portfolios continue to be managed in the best interests of its shareholders; and

     - monitoring potential conflicts among funds to help ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

COMMITTEES OF THE BOARD

     The standing committees of the Board are the Audit Committee and the Nominating Committee. The members of the Audit Committee and Nominating Committee are Miss Quigley and Messrs. Anderson and Bayley. The Audit Committee is responsible for:

     - considering independent accountants for AIF and evaluating such accountants' independence, performance and fees;

     - reviewing audit plans prepared by AIF's independent accountants; and

     - reviewing financial statements contained in periodic reports to shareholders with AIF's independent accountants and management.

     The Nominating Committee is responsible for:

     - considering and nominating individuals to stand for election as independent trustees;

     - reviewing from time to time the compensation payable to the independent trustees; and

     - making recommendations to the Board regarding matters related to governance of the Trust and independent trustee policies, including retirement and/or ownership of fund shares.

     The Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected, and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

BOARD MEETINGS

     The Board typically conducts regular meetings eight times a year. In addition, the Board or any committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended October 31, 2000 for AIF, the Board held nine meetings, the Audit Committee held seven meetings, and the Nominating Committee did not hold any meetings. All of the current trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the most recent fiscal year.

COMPENSATION OF THE TRUSTEES

     Each trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any committee attended. Each trustee who is not also an officer of AIF is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director/trustee of some or all of the AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director/trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director/trustee:

                                                               RETIREMENT           TOTAL
                                             AGGREGATE      BENEFITS ACCRUED    COMPENSATION
                                            COMPENSATION         BY ALL           FROM ALL
DIRECTOR/ TRUSTEE                           FROM AIF(1)       AIM FUNDS(2)      AIM FUNDS(3)
-----------------                           ------------    ----------------    -------------
Robert H. Graham..........................    $   -0-                N/A          $    -0-
Frank S. Bayley...........................    $65,351                N/A          $105,000
Ruth H. Quigley...........................    $65,351                N/A          $105,000
Bruce L. Crockett.........................    $   -0-           $ 60,951          $111,500
Owen Daly II..............................    $   -0-           $ 97,195          $111,500
Albert R. Dowden..........................    $   -0-           $    -0-          $ 13,435
Edward K. Dunn, Jr........................    $   -0-           $ 22,138          $111,500
Jack M. Fields............................    $   -0-           $ 23,019          $108,500
Carl Frischling(4)........................    $   -0-           $107,507          $111,500
Prema Mathai-Davis........................    $   -0-           $ 22,606          $111,500
Lewis F. Pennock..........................    $   -0-           $ 67,995          $111,500
Louis S. Sklar............................    $   -0-           $ 87,538          $111,500

---------------

(1) Data reflects aggregate compensation received from AIF for the fiscal year ended October 31, 2000.

(2) Data reflects retirement benefits accrued by the directors/trustees of the AIM Group II Funds for the calendar year ended December 31, 2000. The trustees of the AIM Group I Funds currently accrue no retirement benefits. Upon the consolidation of the Boards of the AIM Group I Funds and the AIM Group II Funds, the trustees of the AIM Group I Funds will begin accruing retirement benefits.

(3) Mr. Graham, Mr. Bayley and Miss Quigley serve as trustees for the four AIM Group I Funds; Mr. Graham and the remaining nominees serve as directors/trustees of the twelve AIM Group II Funds. Data reflects total compensation earned during the calendar year ended December 31, 2000.

(4) During the calendar year ended December 31, 2000, the AIM Group II Funds paid $545,540 in legal fees for services rendered by Kramer Levin Naftalis & Frankel LLP to the independent directors/trustees of the AIM Group II Funds. Mr. Frischling is a partner in the firm.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     The boards of the AIM Group I Funds have adopted, effective September 1, 2001, the retirement plan currently in effect for the AIM Group II Funds. Under the retirement plan, each director/trustee of an AIM Fund who attains the age of 72 in a year will retire by the end of such year, and each director/ trustee who has at least five years of credited service as a director/trustee (including service to a predecessor fund) will be entitled to receive an annual retirement benefit. These retirement benefits are payable quarterly for a period of up to ten years. The retirement benefit will equal a maximum of 75% of the director's/trustee's annual retainer paid or accrued by any participating AIM Fund to such director/ trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the AIM Funds and the director/trustee, and based on the number of such director/trustee's years of service (not to exceed ten years). A death benefit is also available under the retirement plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A director/trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

     Table 1 below shows estimated credited years of service under the retirement plan for each participating director/trustee as of December 31, 2000.

TABLE 1

                                                                ESTIMATED CREDITED
DIRECTOR/TRUSTEE                                                 YEARS OF SERVICE
----------------                                                ------------------
Frank S. Bayley.............................................            15
Bruce L. Crockett...........................................            14
Owen Daly II................................................            14
Albert R. Dowden............................................             0
Edward K. Dunn, Jr..........................................             3
Jack M. Fields..............................................             4
Carl Frischling.............................................            23
Prema Mathai-Davis..........................................             2
Lewis F. Pennock............................................            19
Ruth H. Quigley.............................................            24
Louis S. Sklar..............................................            11

     Table 2 below shows the aggregate estimated annual benefits payable by all AIM Funds upon retirement for specified years of service.

TABLE 2

NUMBER OF YEARS OF SERVICE                                      ESTIMATED ANNUAL BENEFITS
WITH THE AIM FUNDS                                                   UPON RETIREMENT
--------------------------                                      -------------------------
       10...................................................             $75,000
        9...................................................             $67,500
        8...................................................             $60,000
        7...................................................             $52,500
        6...................................................             $45,000
        5...................................................             $37,500

DEFERRED COMPENSATION AGREEMENTS

     The boards of the AIM Group I Funds have approved, effective September 1, 2001, deferred compensation arrangements identical to the deferred compensation arrangements currently in effect for the AIM Group II Funds.

     If re-elected to the Boards, Miss Quigley and Mr. Bayley have the option to elect to execute a deferred compensation agreement. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring trustees) have each executed a deferred compensation agreement as directors/trustees of the AIM Group II Funds. The deferring trustees, pursuant to the agreements, have the options to elect to defer receipt of up to 100% of their compensation payable by AIF, assuming their election to the Board, and such amounts are placed into a deferral account. Miss Quigley and Mr. Bayley will have the same option under a deferred compensation agreement. Currently, the deferring trustees may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring trustees' accounts will be paid in cash, in generally equal quarterly installments over a period of up to ten (10) years (depending on the agreement) beginning on the date selected under the compensation agreements. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring trustee's retirement benefits commence under the retirement plan. AIF's Board of Trustees may, in its sole discretion, accelerate or extend the distribution of such deferral accounts after the deferring trustee's termination of service as a trustee of AIF. If a deferring trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The agreements are not funded, and, with respect to the payments of amounts held in the deferral accounts, the deferring trustees have the status of unsecured creditors of AIF and of each AIM Fund from which they are deferring compensation.

COMPENSATION OF AIF OFFICERS

     AIF does not pay its officers for the services they provide to AIF and its investment portfolios. Instead, the officers, who are also officers or employees of AIM Advisors or its affiliates, are compensated by A I M Management Group Inc. or its affiliates.

AUDITORS

     The firm of PricewaterhouseCoopers LLP ("PWC") has been selected as independent accountants for each of the nine series portfolios of AIF, including Latin American Growth and Developing Markets. PWC, in accordance with Independence Standards Board Standard No. 1, has confirmed to the Board of AIF that they are independent accountants with respect to AIF and each of its portfolios.

     The independent accountants examine annual financial statements for AIF and provide other non-audit and tax-related services to AIF. The independent accountants also provide certain non-audit services to AIM Advisors and its affiliates. The Board of AIF has considered whether the non-audit services provided by PWC to AIF and AIM Advisors and its affiliates who provide services to AIF are compatible with maintaining the independence of PWC in its audit of the portfolios of AIF.

  Fund Related Fees

     Audit Fees. For the fiscal year ended October 31, 2000, AIF paid approximately $391,562 in fees for professional services rendered by PWC for the audit of annual financial statements for the nine series portfolios of AIF.

     All Other Fees. For the fiscal year ended October 31, 2000, PWC was also paid by AIF approximately $26,500 for tax-related services rendered to the nine series portfolios of AIF.

  Non-Fund Related Fees

     Financial Information Systems Design and Implementation Fees. There were no fees billed for financial information systems design and implementation services rendered by PWC to AIM Advisors and its affiliates that provide services to AIF during the fiscal year ended October 31, 2000.

     All Other Fees. The aggregate fees billed for all other non-audit services rendered by PWC to AIM Advisors and its affiliates who provide services to AIF was approximately $792,000 for the fiscal year ended October 31, 2000.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

                 THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                  PROPOSAL 2:
                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                    SYNOPSIS

THE REORGANIZATION

     The Reorganization will result in the combination of Latin American Growth with Developing Markets. Both Latin American Growth and Developing Markets are portfolios of AIF, a Delaware business trust.

     If shareholders of Latin American Growth approve the Agreement and other closing conditions are satisfied, all of the assets of Latin American Growth will be transferred to Developing Markets, Developing Markets will assume all of the liabilities of Latin American Growth, and AIF will issue Class A shares of Developing Markets to Latin American Growth's Class A shareholders, Class B shares of Developing Markets to Latin American Growth's Class B shareholders, and Class C shares of Developing Markets to Latin American Growth's Class C shareholders. The shares of Developing Markets issued in the Reorganization will have an aggregate net asset value equal to the value of Latin American Growth's net assets transferred to Developing Markets. Shareholders will not pay any initial sales charge for shares of Developing Markets received in connection with the Reorganization. The value of each shareholder's account with Developing Markets immediately after the Reorganization will be the same as the value of such shareholder's account with Latin American Growth immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" below.

     AIF will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP, to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay Federal income taxes as a result of the Reorganization. See "Additional Information About the Agreement -- Federal Tax Consequences" below.

REASONS FOR THE REORGANIZATION

     The Board of Trustees of AIF, including the independent trustees, has determined that the reorganization of Latin American Growth into Developing Markets is in the best interests of both funds and their shareholders and that the interests of the shareholders of each fund will not be diluted as a result of the Reorganization.

     AIM Advisors proposed the combination of Latin American Growth and Developing Markets because Latin American Growth's assets have decreased in recent years, calling into question the long-term viability of the fund. The Board of Trustees noted that the two funds have similar investment objectives, and AIM Advisors provides investment management services for both funds. Developing Markets invests in securities of issuers that are more diverse geographically than Latin American Growth. However, the investment strategies of the two funds are compatible in that Latin American Growth does not invest in any securities that cannot be held by Developing Markets. Latin American Growth shareholders should benefit from Developing Markets' lower expense ratios, and the combined assets of the two funds should provide a more stable base for investment management.

     For additional information concerning the deliberations of the Board of Trustees on the Agreement see "Additional Information About the Agreement."

COMPARISON OF DEVELOPING MARKETS AND LATIN AMERICAN GROWTH

  Investment Objective

     The investment objectives of Developing Markets and Latin American Growth are similar. In addition, both funds are non-diversified. Latin American Growth seeks growth of capital. Developing Markets seeks to provide long-term growth of capital with a secondary objective of income, to the extent consistent with seeking growth of capital.

  Investment Policies

     Developing Markets seeks to meet its objectives by investing substantially all of its assets in equity and debt securities of developing countries. Latin American Growth invests in equity and debt securities of Latin American issuers.

  Investment Advisory Services

     AIM Advisors serves as investment adviser to Latin American Growth and Developing Markets. INVESCO Asset Management Limited is the sub-adviser to Latin American Growth and Developing Markets.

  Performance

     The Board of Trustees also considered the return to shareholders, including sales charges, provided by the Class A shares of Developing Markets and Latin American Growth for the periods ended December 31, 2000, as shown below.

                                                          DEVELOPING MARKETS    LATIN AMERICAN GROWTH
                                                            CLASS A SHARES         CLASS A SHARES
                                                          ------------------    ---------------------
1 year ended December 31, 2000..........................        (36.63)%               (25.12)%
3 years ended December 31, 2000.........................        (12.83)%               (12.58)%
5 years ended December 31, 2000.........................         (5.62)%                (2.19)%
Since inception*........................................         (6.26)%                 1.76%

---------------

* Inception date for Developing Markets is January 11, 1994 and the inception date for Latin American Growth is August 13, 1991.

     Additional information about the performance of Developing Markets can be found in its Annual Report to Shareholders, relevant portions of which are attached as Appendix III.

  Expenses

     A comparison of annual operating expenses as a percentage of net assets ("Expense Ratios"), based on the fiscal year ended October 31, 2000 for Class A, Class B and Class C shares of Latin American Growth and for the fiscal year ended October 31, 2000 for the Class A, Class B and Class C shares of Developing Markets are shown below. Pro forma estimated Expense Ratios of Developing Markets giving effect to the Reorganization are also provided.

                                                                                                            AIM DEVELOPING
                                              AIM LATIN AMERICAN              AIM DEVELOPING                 MARKETS FUND
                                                  GROWTH FUND                  MARKETS FUND               PRO FORMA ESTIMATED
                                          ---------------------------   ---------------------------   ---------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                          -------   -------   -------   -------   -------   -------   -------   -------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchase
 of shares (as a percentage of offering
 price).................................   4.75%      None      None     4.75%      None      None     4.75%      None      None
Deferred Sales Load (as a percentage of
 original purchase price or redemption
 proceeds, as applicable)...............   None(1)    5.00%     1.00%    None(1)    5.00%     1.00%    None(1)    5.00%     1.00%
ANNUAL FUND OPERATING EXPENSES (AS A
 PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.........................   0.98%      0.98%     0.98%    0.98%      0.98%     0.98%    0.98%      0.98%     0.98%
Distribution and/or Service (12b-1)
 Fees...................................   0.50%      1.00%     1.00%    0.39%      1.00%     1.00%    0.42%      1.00%     1.00%
Other Expenses..........................   0.72%      0.72%     0.72%    0.58%      0.58%     0.58%    0.64%      0.64%     0.64%
                                           ----      -----     -----     ----      -----     -----     ----      -----     -----
Total Fund Operating Expenses...........   2.20%      2.70%     2.70%    1.95%      2.56%     2.56%    2.04%      2.62%     2.62%
                                           ----      -----     -----     ----      -----     -----     ----      -----     -----
Fee Waiver(2)...........................  (0.18)%    (0.18)%   (0.18)%  (0.20)%    (0.20)%   (0.20)%  (0.29)%    (0.29)%   (0.29)%
                                           ----      -----     -----     ----      -----     -----     ----      -----     -----
Net Expenses............................   2.02%      2.52%     2.52%    1.75%      2.36%     2.36%    1.75%      2.33%     2.33%
                                           ====      =====     =====     ====      =====     =====     ====      =====     =====

---------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

(2) Developing Markets waiver has been restated to reflect the current agreement. AIM Advisors has contractually agreed to limit the total annual fund operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on the Class A, Class B and Class C shares of Latin American Growth to 2.00%, 2.50% and 2.50% respectively, and on the Class A, Class B and Class C shares of Developing Markets to 1.75%, 2.40% and 2.40%, respectively.

  Hypothetical Example of Effect of Expenses

     An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimate fees and expenses stated above, assuming a 5% annual return. The example also assumes that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower.

                                                           ONE     THREE      FIVE      TEN
                                                           YEAR    YEARS     YEARS     YEARS
                                                           ----    ------    ------    ------
AIM LATIN AMERICAN GROWTH FUND
  Class A shares(1)
     Assuming complete redemption at end of period:......  $687    $1,130    $1,599    $2,889
     Assuming no redemption:.............................   687     1,130     1,599     2,889
  Class B shares:
     Assuming complete redemption at end of period(2):...  $773    $1,138    $1,630    $2,912
     Assuming no redemption:.............................   273       838     1,430     2,912
  Class C shares:
     Assuming complete redemption at end of period(2):...  $373    $  838    $1,430    $3,032
     Assuming no redemption:.............................   273       838     1,430     3,032
AIM DEVELOPING MARKETS FUND
  Class A shares(1):
     Assuming complete redemption at end of period:......  $664    $1,058    $1,477    $2,642
     Assuming no redemption:.............................   664     1,058     1,477     2,642
  Class B shares:
     Assuming complete redemption at end of period(2):...  $759    $1,096    $1,560    $2,746
     Assuming no redemption:.............................   259       796     1,360     2,746
  Class C shares:
     Assuming complete redemption at end of period(2):...  $359    $  796    $1,360    $2,895
     Assuming no redemption:.............................   259       796     1,360     2,895
COMBINED FUND
  Class A shares(1):
     Assuming complete redemption at end of period:......  $671    $1,081    $1,516    $2,721
     Assuming no redemption:.............................   671     1,081     1,516     2,721
  Class B shares:
     Assuming complete redemption at end of period(2):...  $764    $1,111    $1,585    $2,804
     Assuming no redemption:.............................   264       811     1,385     2,804
  Class C shares:
     Assuming complete redemption at end of period(2):...  $364    $  811    $1,385    $2,944
     Assuming no redemption:.............................   264       811     1,385     2,944

---------------

(1) Assumes payment of maximum sales charge by the investor.

(2) Assumes payment of applicable CDSC.

     THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUNDS' PROJECTED OR ACTUAL PERFORMANCE.

     The actual expenses attributable to each class of a fund's shares will depend upon, among other things, the level of average net assets and the extent to which a fund incurs variable expenses, such as transfer agency costs.

  Sales Charges

     No sales charges are applicable to shares of Developing Markets received in connection with the Reorganization.

     Developing Markets Class A shares which will be issued to Latin American Growth Class A shareholders pursuant to the Agreement, are sold at net asset value plus an initial sales charge of 4.75%. Developing Markets Class B Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Developing Markets Class C Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares are purchased.

     Developing Markets pays AIM Distributors fees at an annual rate of 0.39% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services. For more information, see the discussion under the heading "Shareholder Information-Distribution and Service (12b-1) Fees" in the Developing Markets Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

     The Class A shares of Latin American Growth are sold at net asset value plus an initial sales charge of 4.75%. Latin American Growth Class B shares are offered at net asset value without an initial sales charge and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Latin American Growth Class C shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

     Latin American Growth pays AIM Distributors at an annual rate of 0.50% of the average daily net assets attributable to Class A shares and 1.00% of the average daily net assets attributable to the Class B shares and Class C shares for distribution services.

  Distribution; Purchase, Exchange and Redemption

     Shares of Developing Markets and Latin American Growth are both distributed by AIM Distributors. Purchase and redemption procedures are the same for both funds. Generally, shares of both funds may be exchanged for shares of other funds within The AIM Family of Funds(R) of the same class.

  Further Information

     Additional information concerning Developing Markets is contained in this Proxy Statement/ Prospectus and in the current prospectus for Developing Markets that is attached hereto as Appendix II. Further information concerning Latin American Growth can be found in its prospectus which has been made part of this Proxy Statement/Prospectus by reference. See the cover page for information on how to receive further information.

                                  RISK FACTORS

COMPARATIVE RISKS

     Latin American Growth and Developing Markets have similar investment objectives. Developing Markets seeks to meet its objectives by investing its assets in equity and debt securities of developing countries, while Latin American Growth invests in equity and debt securities of Latin American issuers. Both funds invest the majority of their assets in equity securities. Latin American Growth may invest 50% of its assets in lower quality debt securities, or "junk bonds," while Developing Markets may invest 100% of its assets in lower quality debt securities.

     Shareholders should also keep in mind that the potential risks and benefits associated with investments in Latin American Growth and in Developing Markets will differ. Latin American Growth normally seeks to invest at least 65% of its total assets in equity securities of issuers domiciled in Latin America. As a result, the performance of Latin American Growth depends to a significant extent on the condition and performance of the Latin American economies. Investors in Latin American Growth are thus directly exposed to a significant degree to the upturns and downturns in the Latin American markets.

     Developing Markets, on the other hand, is much more extensively diversified across the international markets, with significant holdings in Asia, Latin America, and, to a lesser extent, Africa. Rather than concentrating its investments in companies of a single region, Developing Markets seeks to invest in securities of issuers from a number of different countries. As of March 31, 2001, 24.5% of Developing Markets' assets were invested in securities of issuers domiciled in Latin America. As a result, following the Reorganization, Latin American Growth shareholders will lose most of the benefits associated with a fund that is heavily dependent on the performance of Latin American countries. In return, such shareholders will gain the benefit of increased diversity in developing markets offered by Developing Markets. You should carefully consider these benefits and risks before deciding whether to vote in favor of the proposed Reorganization.

RISKS ASSOCIATED WITH DEVELOPING MARKETS

     The risk associated with Developing Markets is that you could lose all or a portion of your investment and that income you may receive from the fund may vary. The value of your investment in Developing Markets will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a bond's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds.

     The prices of foreign securities may be further affected by other factors, including:

     - Currency exchange rates -- The dollar value of Developing Markets' foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

     - Political and economic conditions -- The value of Developing Markets' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

     - Regulations -- Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

     - Markets -- The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

     These factors may affect the prices of securities issued in foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

     Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make the principal or interest payments as they come due.

     Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

     Because it is non-diversified, Developing Markets may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     The investment objective of Latin American Growth is growth of capital. Developing Markets seeks long-term growth of capital with a secondary investment objective of income, to the extent consistent with seeking growth of capital.

INVESTMENT POLICIES

     A description of the investment policies of each of Developing Markets and Latin American Growth is provided below.

  Developing Markets

     Developing Markets invests substantially all of its assets in issuers in developing countries, i.e., those that are in the initial stages of their industrial cycles. Developing Markets will invest a majority of its assets in equity securities, and may also invest in debt securities, of developing countries. The fund considers issuers in "developing countries" to be those (1) organized under the laws of a developing country or having a principal office in a developing country; (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in developing countries; or (3) whose securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 100% of its assets in lower-quality debt securities, i.e., "junk bonds."

     Developing Markets may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest.

     Developing Markets' portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

     The annual turnover rate of the investments of Developing Markets was 192% for the year ended October 31, 2000. That rate of portfolio turnover will result in higher transaction costs for, and may result in additional taxes for shareholders of Developing Markets.

     Developing Markets is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  Latin American Growth

     Latin American Growth invests at least 65% of its total assets in equity and debt securities in Latin American issuers. The fund considers securities of "Latin American issuers" to include (1) securities of companies organized under the laws of or having a principal office located in, a Latin American country;
(2) securities of companies that derive 50% or more of their total revenue from business in Latin America, provided that, in the view of the portfolio manager, the value of such issuers' securities reflect Latin American developments to a greater extent than developments elsewhere; (3) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or municipalities, or the central bank of such country; (4) U.S. dollar-denominated securities or securities denominated in a Latin American currency issued by companies to finance operations in Latin America; and (5) securities of Latin American issuers in the form of depositary shares. The fund considers Latin America to include Mexico and the countries within Central and South America and the Caribbean, many of which are considered developing countries, i.e. those that are in the initial stages of their industrial cycles.

     Latin American Growth will normally invest a majority of its assets in equity securities. The fund may invest up to 35% of its total assets in a combination of equity and debt securities of U.S. issuers. The fund may also invest up to 50% of its total assets in debt securities, which may consist of lower-quality debt securities, i.e., "junk bonds," and "Brady Bonds." Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly-issued bonds. The fund currently expects to invest primarily in securities issued by companies and governments in Mexico, Chile, Brazil and Argentina. The fund may invest more than 25% of its total assets in any of these four countries but expects to invest no more than 60% of its total assets in any one country.

     In allocating investments among the various Latin American countries, the portfolio manager looks principally at the stage of industrialism, potential for productivity gains through economic deregulation, the impact of financial liberalization, and monetary conditions and the political outlook in each country. Further, the portfolio manager selects between debt and equity investments based on additional economic criteria such as fundamental economic strength, expected corporate profits, the condition of balance of payments, changes in terms of trade, and currency and interest rate trends.

     Latin American Growth is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

INVESTMENT RESTRICTIONS

     Latin American Growth cannot own more than 10% of any class of securities of any one issuer. Developing Markets is not subject to this restriction. Latin American Growth cannot invest more than 10% of its net assets in illiquid securities, whereas Developing Markets cannot invest more than 15% of its net assets in illiquid securities. Latin American Growth may not make any additional investments while its borrowings exceed 5% of Latin American Growth's total assets. Developing Markets is not subject to such a restriction.

DEVELOPING MARKETS PORTFOLIO MANAGEMENT

     After the Reorganization, AIM Advisors and INVESCO Asset Management Limited will continue to serve as investment adviser and sub-adviser to Developing Markets. The individuals who are primarily responsible for the day-to-day management of Developing Markets are

     - William Barron, Portfolio Manager, has been responsible for the fund since 2000 and has been associated with the adviser and/or its affiliates since 1995,

     - John Cleary, Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the adviser and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global emerging markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Mr. Cleary completed the investment management program at the London Business School in 1996, and

     - Christine Rowley, Portfolio Manager, has been responsible for the fund since 1999 and has been associated with the adviser and/or its affiliates since 1991.

                              FINANCIAL HIGHLIGHTS

     Shown below are the financial highlights for Developing Markets Class A shares for the fiscal years ended December 31, 1995 and 1996 and for the ten month period ended October 31, 1997 and for the fiscal years ended October 31, 1998-2000; for the Developing Markets Class B shares for the period November 3, 1997 through October 31, 1998 and for the fiscal years ended October 31, 1999 and 2000; and for the Developing Markets Class C shares for the period March 1, 1999 through October 31, 1999 and for the fiscal year ended October 31, 2000. This information has been audited by AIF's independent accountants. The "Report of Independent Accountants" and financial statements included in Developing Markets' annual report to shareholders for the fiscal year ended October 31, 2000, are hereby incorporated by reference into this Proxy Statement/Prospectus. Developing Markets' annual report to shareholders, which contains additional unaudited performance information, is available without charge upon request made to AIF at the address or telephone number appearing on the cover page of this Proxy Statement/ Prospectus.

                   AIM DEVELOPING MARKETS FUND CLASS A SHARES

                                                                           TEN MONTHS         {YEAR ENDED
                                              YEAR ENDED OCTOBER 31,          ENDED          DECEMBER 31,}
                                          ------------------------------   OCTOBER 31,    -------------------
                                          2000(A)     1999(A)    1998(A)     1997(B)        1996       1995
                                          --------    --------   -------   -----------    --------   --------
Net asset value, beginning of period....  $   9.86    $   7.53   $ 12.56    $  13.84      $  11.60   $  12.44
                                          --------    --------   -------    --------      --------   --------
Income from investment operations:
  Net investment income.................      0.01        0.06      0.39(c)      0.25         0.53       0.72
  Net gains (losses) on securities (both
    realized and unrealized)............     (0.95)       2.36     (5.10)      (1.53)         2.19      (0.84)
                                          --------    --------   -------    --------      --------   --------
         Total from investment
           operations...................     (0.94)       2.42     (4.71)      (1.28)         2.72      (0.12)
                                          --------    --------   -------    --------      --------   --------
Redemptions fees retained...............      0.01        0.03      0.28          --            --         --
Less distributions from net investment
  income................................     (0.04)      (0.12)    (0.60)         --         (0.48)     (0.72)
                                          --------    --------   -------    --------      --------   --------
         Net asset value, end of
           period.......................  $   8.89    $   9.86   $  7.53    $  12.56      $  13.84   $  11.60
                                          ========    ========   =======    ========      ========   ========
Total return(d).........................     (9.52)%     33.11%   (37.09)%     (9.25)%       23.59%     (0.95)%
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)............................  $136,160    $157,198   $87,517    $457,379      $504,012   $422,348
  Ratio of expenses to average net
    assets (including interest expense):
    With fee waivers....................      1.87%(e)     1.91%    1.93%       1.75%(f)      1.82%      1.77%
    Without fee waivers.................      1.95%(e)     2.38%    2.34%       1.83%(f)      1.85%      1.80%
  Ratio of net investment income to
    average net assets..................      0.05%(e)     0.68%    3.84%       2.03%(f)      4.07%      6.33%
  Ratio of interest expense to average
    net assets..........................      0.01%(e)     0.01%    0.20%         --            --         --
  Portfolio turnover rate...............       192%        125%      111%        184%          138%        75%

---------------

(a)  Calculated using average shares outstanding.

(b) Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Funds, Inc. All capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.

(c) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.

(d) Does not include sales charges and is not annualized for periods less than one year.

(e)  Ratios are based on average daily net assets of $165,415,131.

(f)  Annualized.

                   AIM DEVELOPING MARKETS FUND CLASS B SHARES

                                                                                NOVEMBER 3, 1997
                                                             YEAR ENDED           (DATE SALES
                                                            OCTOBER 31,          COMMENCED) TO
                                                        --------------------      OCTOBER 31,
                                                        2000(A)      1999(A)        1998(A)
                                                        -------      -------    ----------------
Net asset value, beginning of period..................  $  9.79      $  7.49        $ 12.56
                                                        -------      -------        -------
Income from investment operations:
  Net investment income (loss)........................    (0.06)        0.01           0.31(b)
  Net gains (losses) on securities (both realized and
     unrealized)......................................    (0.94)        2.37          (5.07)
                                                        -------      -------        -------
          Total from investment operations............    (1.00)        2.38          (4.76)
                                                        -------      -------        -------
Redemptions fees retained.............................       --           --           0.28
Less distributions from net investment income.........       --        (0.08)         (0.59)
                                                        -------      -------        -------
          Net asset value, end of period..............  $  8.79      $  9.79        $  7.49
                                                        =======      =======        =======
Total return(c).......................................   (10.21)%      32.14%        (39.76)%
Ratios/supplemental data:
  Net assets, end of period (000s omitted)............  $79,754      $49,723        $   154
  Ratio of expenses to average net assets (including
     interest expense):
     With fee waivers.................................     2.47%(d)     2.51%          2.68%(e)
     Without fee waivers..............................     2.55%(d)     2.98%          3.09%(e)
  Ratio of net investment income (loss) to average net
     assets...........................................    (0.56)%(d)    0.08%          3.09%(e)
  Ratio of interest expense to average net assets.....     0.01%(d)     0.01%          0.20%(e)
  Portfolio turnover rate.............................      192%         125%           111%

---------------

(a)  Calculated using average shares outstanding.

(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.

(c) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $71,295,269.

(e)  Annualized.

                   AIM DEVELOPING MARKETS FUND CLASS C SHARES

                                                                               MARCH 1, 1999
                                                                                (DATE SALES
                                                               YEAR ENDED      COMMENCED) TO
                                                               OCTOBER 31,      OCTOBER 31,
                                                                 2000(A)          1999(A)
                                                              -------------    -------------
Net asset value, beginning of period........................    $   9.79          $ 7.47
                                                                --------          ------
Income from investment operations:
  Net investment income (loss)..............................       (0.06)             --
  Net gains (losses) on securities (both realized and
     unrealized)............................................       (0.94)           2.32
                                                                --------          ------
          Total from investment operations..................       (1.00)           2.32
                                                                --------          ------
          Net asset value, end of period....................    $   8.79          $ 9.79
                                                                ========          ======
Total return(b).............................................      (10.21)%         31.06%
Ratios/supplemental data:
  Net assets, end of period (000s omitted)..................    $  1,618          $  412
  Ratio of expenses to average net assets (including
     interest expense):
     With fee waivers.......................................        2.47%(c)        2.51%(d)
     Without fee waivers....................................        2.55%(c)        2.98%(d)
  Ratio of net investment income (loss) to average net
     assets.................................................       (0.56)%(c)       0.08%(d)
  Ratio of interest expense to average net assets...........        0.01%(c)        0.01%(d)
  Portfolio turnover rate...................................         192%            125%

---------------

(a)  Calculated using average shares outstanding.

(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $1,324,425.

(d)  Annualized.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. The deliberations of the Board of Trustees concerning the Reorganization and significant provisions of the Agreement are summarized below. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Developing Markets will acquire all of the assets of Latin American Growth in exchange for shares of Developing Markets and the assumption by Developing Markets of the liabilities of Latin American Growth. Consummation of the Reorganization (the "Closing") is expected to occur on September 10, 2001 at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the NYSE on September 7, 2001.

     At the Effective Time, all of the assets of Latin American Growth shall be delivered to the Custodian for the account of Developing Markets in exchange for the assumption by Developing Markets of all the liabilities of any kind of Latin American Growth and delivery by AIF directly to (i) Latin American Growth Class A shareholders of a number of Developing Markets Class A shares and to (ii) Latin American Growth Class B shareholders of a number of Developing Markets Class B shares and to (iii) Latin American Growth Class C shareholders of a number of Developing Markets Class C shares, having an aggregate net asset value equal to the net value of the assets of Latin American Growth transferred.

BOARD CONSIDERATIONS

     The Board of Trustees of AIF determined that the proposed reorganization of Latin American Growth is in the best interests of, and will not dilute the interests of, the shareholders of Latin American Growth, and recommends approval of the Agreement by the shareholders at the Special Meeting. A summary of the information that was presented to, and considered by, the Board of Trustees in making their determination is provided below.

     At a meeting of the Board of Trustees held on May 11, 2001, AIM Advisors proposed that the Board of Trustees consider the proposed reorganization of Latin American Growth. The Trustees received from AIM Advisors written materials that described the structure and tax consequences of the proposed reorganization and contained information concerning Latin American Growth and Developing Markets, including comparative historical total return and fee and expense information and a comparison of the investment policies of the two funds. The Board of Trustees gave the proposed reorganization further consideration at its meeting held on June 12, 2001.

     The combination of Latin American Growth and Developing Markets was proposed by AIM Advisors because Latin American Growth's asset base is decreasing. At March 31, 2000, Latin American Growth had net assets of approximately $113.6 million. As of March 31, 2001, the assets of Latin American Growth were approximately $65.0 million. AIM Advisors indicated that the decrease in assets of Latin American Growth called into question its viability as a stand-alone fund, and that the subsidization of Latin American Growth by AIM Advisors through fee waivers as reimbursement could not continue indefinitely.

     AIM Advisors considered several alternatives before recommending the Reorganization to the Board of Trustees. Liquidation of Latin American Growth was rejected as an alternative because it would be a taxable transaction for shareholders. Changing management of Latin American Growth was considered by AIM Advisors unlikely to improve performance and increase sales of shares because the Latin American investment category has experienced net outflows of investments over the past three years.

     AIM Advisors indicated that Developing Markets represents the most suitable fund in AIM Advisors' product line for a combination of assets since, as of March 31, 2001, it holds 24.5% of its assets in Latin American securities. As of February 28, 2001, 28% of the assets in Latin American Growth are securities also currently held in Developing Markets. Because Latin American securities are all developing market securities, Developing Markets could continue its practice of investing in Latin American securities after the Reorganization without being subject to particular portfolio retention requirements.

     In considering the proposed reorganization, the Board of Trustees noted that Latin American Growth and Developing Markets have similar investment objectives. Developing Markets seeks to meet its objectives by investing substantially all of its assets in equity and debt securities of developing countries, while Latin American Growth invests in equity and debt securities of Latin American issuers. AIM Advisors indicated that the investment policies of Developing Markets that allow investment in regions other than Latin America give it greater flexibility to respond to changing market conditions and greater opportunities to acquire securities that will produce long-term growth of capital.

     Developing Markets is a larger fund than Latin American Growth. The combined assets of the two funds should provide a more stable base for management because daily purchases and redemptions of shares should have a less significant impact on the size of the combined fund.

     Latin American Growth shareholders will benefit from Developing Markets' lower operating expenses. The total operating expenses of each class of Developing Markets shares, expressed as a ratio of total operating expenses to total net assets, are lower than the total operating expense ratios of the comparable class of Latin American Growth shares, both before and after fee waivers. Before fee waivers, the total operating expense ratio for the Class A shares of Developing Markets was 0.25% lower than the total operating expense ratio of the Latin American Growth Class A shares, and the total operating expense ratios of the Developing Markets Class B and Class C shares were 0.14% lower than the total operating expense ratios for the Latin American Growth Class B and Class C shares, for the fiscal year ended October 31, 2000. In addition, once Latin American Growth is combined with Developing Markets, Developing Markets will have a larger asset base which may enable Developing Markets to achieve economies of scale thereby reducing the expenses of Developing Markets as a percentage of net assets.

     AIM Advisors indicated to the Board of Trustees that AIM Advisors does not expect any immediate benefit from the Reorganization. The investment advisory fee paid by Developing Markets is the same as the fee paid by Latin American Growth.

     The Board of Trustees further noted that the value of each shareholder's account with Developing Markets immediately after the Reorganization will be the same as the value of that shareholder's account with Latin American Growth immediately prior to the Reorganization meaning that there will be no dilution of the value of the shares of either fund. No initial sales or other charges will be imposed on any of the shares of Developing Markets acquired by the shareholders of Latin American Growth in connection with the Reorganization.

     The Board of Trustees reviewed the principal terms of the Agreement. The Board of Trustees noted that Latin American Growth would be provided with an opinion of counsel that the Reorganization would be tax-free as to Latin American Growth and its shareholders.

     At the meeting of the Board of Trustees held on June 12, 2001, based upon their evaluation of the information presented to them, the Board of Trustees determined that the proposed Reorganization will not dilute the interests of Latin American Growth's shareholders and is in the best interest of Latin American Growth shareholders in view of the above-mentioned factors. Therefore, the Board of Trustees recommends the approval of the Agreement by the shareholders at a Special Meeting.

OTHER TERMS

     The Agreement may be amended without shareholder approval by AIF. If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

     AIF has made representations and warranties in the Agreement that are customary in matters such as Reorganization. The obligations of AIF pursuant to the Agreement with respect to Latin American Growth and Developing Markets are subject to various conditions, including the following:

     - the assets of Latin American Growth to be acquired by Developing Markets shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Latin American Growth immediately prior to the Reorganization;

     - AIF's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of Latin American Growth shall have approved the Agreement; and

     - AIF shall have received an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for Developing Markets, Latin American Growth or their shareholders.

     Developing Markets and Latin American Growth have each agreed to bear their own expenses in connection with the Reorganization. However, AIM Advisors has agreed to reimburse expenses and waive certain of its fees so that the specified expense caps for the funds are not exceeded. As a result, it is expected that AIM Advisors will effectively bear all of the transaction expenses for Latin American Growth and Developing Markets.

     The Board of Trustees of AIF may waive without shareholder approval any default by AIF or any failure by AIF to satisfy any of the conditions to AIF's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Latin American Growth. The Agreement may be terminated and the Reorganization may be abandoned by AIF at any time or in the event that Latin American Growth shareholders do not approve the Agreement or if the Closing does not occur before December 1, 2001.

FEDERAL TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by Latin American Growth upon the transfer of its assets to Developing Markets;

     - no gain or loss will be recognized by any shareholder of Latin American Growth upon the exchange of shares of Latin American Growth solely for shares of Developing Markets;

     - the tax basis of the shares of Developing Markets to be received by a shareholder of Latin American Growth will be the same as the tax basis of the shares of Latin American Growth surrendered in exchange therefore;

     - the holding period of the shares of Developing Markets to be received by a shareholder of Latin American Growth will include the holding period for which such shareholder held the shares of

       Latin American Growth exchanged therefore, provided that such shares of Latin American Growth are capital assets in the hands of such shareholder as of the Closing;

     - no gain or loss will be recognized by Developing Markets on the receipt of assets of Latin American Growth in exchange for shares of Developing Markets and Developing Markets' assumption of Latin American Growth's liabilities;

     - the tax basis of the assets of Latin American Growth in the hands of Developing Markets will be the same as the tax basis of such assets in the hands of Latin American Growth immediately prior to the Reorganization;

     - Developing Markets will succeed to and take into account the capital loss carry over and certain other tax attributes of Latin American Growth, subject to all relevant conditions and limitations on the use of such tax benefits; and

     - the holding period of the assets of Latin American Growth to be received by Developing Markets will include the holding period of such assets in the hands of Latin American Growth immediately prior to the Reorganization.

     As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to AIF as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon the accuracy, as of the date of Closing, of certain representations made by AIF upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the Agreement, regardless of their date of occurrence):

     - there is no plan or intention by the shareholders of Latin American Growth to redeem a number of shares of Developing Markets received in the Reorganization that would reduce the Latin American Growth shareholders' ownership of Developing Markets shares to a number of shares having a value, as of the date the Reorganization is consummated, of less than 50% of the value of all of the formerly outstanding shares of Latin American Growth as of the Closing;

     - following the Reorganization, Developing Markets will continue the historic business of Latin American Growth (for this purpose "historic business" shall mean the business most recently conducted by Latin American Growth which was not entered into in connection with the Reorganization) or use a significant portion of Latin American Growth's historic business assets in its business;

     - at the direction of Latin American Growth, Developing Markets will issue directly to each Latin American Growth shareholder pro rata the shares of Developing Markets that Latin American Growth constructively receives in the Reorganization and Latin American Growth will distribute its other properties (if any) to shareholders on, or as promptly as practicable after, the Closing;

     - Developing Markets has no plan or intention to reacquire any of its shares issued in the Reorganization, except to the extent that Developing Markets is required by the Investment Company Act of 1940 (the "1940 Act") to redeem any of its shares presented for redemption;

     - Developing Markets does not plan or intend to sell or otherwise dispose of any of the assets of Latin American Growth acquired in the Reorganization, except for dispositions made in the ordinary course of its business in a manner consistent with its investment objectives and policies and dispositions necessary to maintain its status as a "regulated investment company" ("RIC") under the Code;

     - Developing Markets, Latin American Growth and the shareholders of Latin American Growth will pay their respective expenses, if any, incurred in connection with the Reorganization;

     - Developing Markets will acquire at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Latin American Growth immediately before the Reorganization, including for this purpose any amounts used by Latin American Growth to pay its reorganization expenses and all redemptions and distributions made by Latin American Growth immediately before the Reorganization (other than redemptions pursuant to a demand of a shareholder in the ordinary course of Latin American Growth's business as an open-end diversified management investment company under the 1940 Act and regular, normal dividends not in excess of the requirements of Section 852 of the
       Code); and

     - Developing Markets and Latin American Growth have each elected to be taxed as a RIC under Section 851 of the Code and will each have qualified for the special Federal tax treatment afforded RICs under the Code for all taxable periods (including the last short taxable period of Latin American Growth ending on the date the Reorganization is consummated and the taxable year of Developing Markets that includes the Closing.)

     THE DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION PROVIDED ABOVE IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF LATIN AMERICAN GROWTH. LATIN AMERICAN GROWTH SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Developing Markets of the assets of Latin American Growth will be the same as the book cost basis of such assets to Latin American Growth.

              ADDITIONAL INFORMATION ABOUT DEVELOPING MARKETS AND
                             LATIN AMERICAN GROWTH

     A special meeting of the shareholders of Developing Markets is scheduled to be held on August 17, 2001. At that meeting, the Developing Markets shareholders will consider the following proposals:

     - Election of Trustees. The shareholders of AIF, including the shareholders of Developing Markets, will be asked to elect trustees as described in Proposal 1 contained in this Proxy Statement/ Prospectus.

     - Approval of Advisory Agreement. Developing Markets shareholders will be asked to approve a new investment advisory with AIM Advisors. The terms of the proposed new investment advisory agreement are not materially different than the current advisory agreement.

     - Approval of Sub-Advisory Agreement. Developing markets shareholders will be asked to approve a new sub-advisory agreement with INVESCO Asset Management Limited ("INVESCO"). The new sub-advisory agreement differs from the current sub-advisory agreement primarily because changes INVESCO; compensation, changes certain provisions regarding reimbursement of expenses, and sets forth procedures related to the provision of notice to AIM Advisors and INVESCO.

     - Changes in Fundamental Investment Restrictions. Developing Markets shareholders will be asked to approve changes to Developing Markets' fundamental investment restrictions to conform such restrictions to a set of uniform model restrictions under which most AIM funds will operate. The proposed fundamental restrictions will provide Developing Markets the ability to operate under new interpretations of the 1940 Act or pursuant to exceptive relief from the Security and Exchange Commission without receiving shareholder approve. A chart describing Developing Markets' investment restrictions if the changes are approved is attached as Appendix IV.

     - Approve Making Investment Objectives Non-Fundamental. The investment objectives of Developing Markets is a fundamental policy. Therefore, any change to it requires shareholder approval. Making Developing Markets investment objectives non-fundamental gives the Board of Trustees of AIF the flexibility to make appropriate changes if circumstances warrant without incurring the expense of seeking shareholder vote.

     For more information with respect to AIF and Developing Markets concerning the following topics, please refer to the current prospectus of Developing Markets attached as Appendix II as indicated: (i) see "Investment Objectives and Strategies," and "Fund Management" for further information regarding AIF and Development Markets; (ii) see "Investment Objectives and Strategies," "Fund Management" and "Other Information" for further information regarding management of AIF and Developing Markets; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of AIF and Developing Markets and (iv) see the discussion "Other Information" and "Shareholder Information" for further information regarding the purchase and redemption of shares of AIF and Developing Markets.

     For more information with respect to AIF and Latin American Growth concerning the following topics, please refer to Latin American Growth Prospectus as indicated: (i) see "Investment Objective and Strategies" and "Fund Management" for further information regarding AIF and Latin American Growth;
(ii) see discussion in "Investment Objective and Strategies," "Fund Management," and "Other Information" for further information regarding the shares of AIF and Latin American Growth; (iii) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of AIF and Latin American Growth.

                             RIGHTS OF SHAREHOLDERS

     Latin American Growth and Developing Markets are each separate series of shares of beneficial interest in AIF, a Delaware business trust. Since both Funds are part of the same legal entity there are no material differences in rights of shareholders.

        OWNERSHIP OF LATIN AMERICAN GROWTH AND DEVELOPING MARKETS SHARES

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001, to the knowledge of AIF, owned 5% or more of any class of the outstanding shares of Latin American Growth:

                                                                                         PERCENT OWNED
                                       CLASS OF    NUMBER OF SHARES    PERCENT OWNED       OF RECORD
          NAME AND ADDRESS              SHARES          OWNED           OF RECORD*      AND BENEFICIALLY
          ----------------             --------    ----------------    -------------    ----------------
Merrill Lynch Pierce Fenner Smith      Class A         198,242.43           7.75               -0-
FBO The Sole Benefit of Customers
4800 Deer Lake Drive East 2nd Floor
Jacksonville, FL 32246

Prudential Securities Inc.             Class C          11,002.00            -0-             24.64
FBO Mr. Donald Ellis
Ms. Janice Burrows Ellis TENCOM
64 Walnut Circle
Basking Ridge, NJ 07920-1020

ITC Cust IRA FBO                       Class C           5,555.12            -0-             12.44
Robert L. Carter
445 Forest Valley Road NE
Atlanta, GA 30342-2354

PaineWebber FBO                        Class C           5,417.12            -0-             12.13
Philippe Astie
Fredrique Bouty-Astie JT Ten
35 Church Street
Newton, MA 02458-2015

Donaldson Lufkin Jenrette              Class C           2,731.18           6.12               -0-
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ 07303-9998

Merrill Lynch Pierce Fenner Smith      Class C           2,639.33           5.91               -0-
FBO The Sole Benefit of Customers
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246

Sandy M. Schachner and                 Class C           2,359.28            -0-              5.28
Francoise Schachner JTWROS
30 Hill Cresent Road
Port Jefferson, NY 11777

---------------

* AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

     Listed below is the name, address and percent ownership of each person who as of May 30, 2001 to the knowledge of AIF, owned 5% or more of any class of the outstanding shares of Developing Markets:

                                                                                         PERCENT OWNED
                                       CLASS OF    NUMBER OF SHARES    PERCENT OWNED       OF RECORD
          NAME AND ADDRESS              SHARES          OWNED           OF RECORD*      AND BENEFICIALLY
          ----------------             --------    ----------------    -------------    ----------------
Merrill Lynch Pierce Fenner Smith      Class A       1,272,560.57           9.21               -0-
FBO The Sole Benefit of Customers
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner Smith      Class C          25,200.15          12.77               -0-
FBO The Sole Benefit of Customers
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246

First Clearing Corporation             Class C          10,156.96            -0-              5.15
WL Burgess IRA R/O
FCC as Custodian
7893 Vue Estates Road
Meridian, ID 83642-5207

PaineWebber FBO                        Class C           9,994.04            -0-              5.06
Adelle Morley
August Hill Farm
3073 Gass Road
Lexington, OH 44904-9753

---------------

* AIF has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SHARE OWNERSHIP BY EXECUTIVE OFFICERS AND TRUSTEES

     To the best of the knowledge of AIF, the ownership of shares of Latin American Growth or of Developing Markets by executive officers and trustees of AIF as a group constituted less than 1% of the outstanding shares of each class of such fund as of May 30, 2001.

                                 CAPITALIZATION

     The following table sets forth as of October 31, 2000, (i) the capitalization of Latin American Growth Class A, Class B and Class C shares,
(ii) the capitalization of Developing Markets Class A, Class B and Class C shares and the pro forma capitalization of Developing Markets Class A, Class B and Class C shares as adjusted to give effect to the transactions contemplated by the Agreement.

                  LATIN AMERICAN GROWTH AND DEVELOPING MARKETS

                                                                                     PRO FORMA DEVELOPING
                                     LATIN AMERICAN GROWTH    DEVELOPING MARKETS    MARKETS CLASS A SHARES
                                        CLASS A SHARES          CLASS A SHARES           AS ADJUSTED
                                     ---------------------    ------------------    ----------------------
Net Assets.........................       $42,347,478            $136,160,449            $178,507,927
Shares Outstanding.................         2,742,928              15,323,976              20,087,846
Net Asset Value Per Shares.........       $     15.44            $       8.89            $       8.89

                                                                                     PRO FORMA DEVELOPING
                                     LATIN AMERICAN GROWTH    DEVELOPING MARKETS    MARKETS CLASS B SHARES
                                        CLASS B SHARES          CLASS B SHARES           AS ADJUSTED
                                     ---------------------    ------------------    ----------------------
Net Assets.........................       $33,047,028            $79,754,001             $112,801,029
Shares Outstanding.................         2,169,343              9,069,002               12,827,716
Net Asset Value Per Shares.........       $     15.23            $      8.79             $       8.79

                                                                                     PRO FORMA DEVELOPING
                                     LATIN AMERICAN GROWTH    DEVELOPING MARKETS    MARKETS CLASS C SHARES
                                        CLASS C SHARES          CLASS C SHARES           AS ADJUSTED
                                     ---------------------    ------------------    ----------------------
Net Assets.........................        $738,621               $1,617,898              $2,356,519
Shares Outstanding.................          48,471                  184,146                 268,184
Net Asset Value Per Shares.........        $  15.24               $     8.79              $     8.79

                                 LEGAL MATTERS

     Certain legal matters concerning AIF and its participation in the Reorganization, the issuance of shares of Developing Markets in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

                           INFORMATION FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which AIF has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for AIF's registration statement containing the current prospectus and statement of additional information relating to both Latin American Growth and Developing Markets is Registration No. 33-19338.

     AIF is subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by AIF (including the Registration Statement of AIF relating to Developing Markets on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, New York 10048; and 500 West Madison Street, 14th Floor, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549 at the prescribed rates. The SEC maintains a website at http://www.sec.gov that contains information regarding AIF and other registrants that file electronically with the SEC.

                                                                      APPENDIX I

                                   AGREEMENT

                                      AND

                             PLAN OF REORGANIZATION

                                      FOR

                         AIM LATIN AMERICAN GROWTH FUND

                            A SEPARATE PORTFOLIO OF

                              AIM INVESTMENT FUNDS

                                 JUNE 13, 2001

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
ARTICLE 1 DEFINITIONS........................................................    1
  Section 1.1.   Definitions.................................................    1
ARTICLE 2 TRANSFER OF ASSETS.................................................    4
  Section 2.1.   Reorganization of Latin American Growth.....................    4
  Section 2.2.   Computation of Net Asset Value..............................    4
  Section 2.3.   Valuation Date..............................................    4
  Section 2.4.   Delivery....................................................    4
  Section 2.5.   Termination of Series.......................................    5
  Section 2.6.   Issuance of Developing Markets Shares.......................    5
  Section 2.7.   Investment Securities.......................................    5
  Section 2.8.   Liabilities.................................................    5
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF AIF/LAG..........................    6
  Section 3.1.   Organization; Authority.....................................    6
  Section 3.2.   Registration and Regulation of AIF..........................    6
  Section 3.3.   Financial Statements........................................    6
  Section 3.4.   No Material Adverse Changes; Contingent Liabilities.........    6
  Section 3.5.   Latin American Growth Shares; Liabilities; Business
                 Operations..................................................    6
  Section 3.6.   Accountants.................................................    7
  Section 3.7.   Binding Obligation..........................................    7
  Section 3.8.   No Breaches or Defaults.....................................    7
  Section 3.9.   Authorizations or Consents..................................    7
  Section 3.10.  Permits.....................................................    8
  Section 3.11.  No Actions, Suits or Proceedings............................    8
  Section 3.12.  Contracts...................................................    8
  Section 3.13.  Properties and Assets.......................................    8
  Section 3.14.  Taxes.......................................................    8
  Section 3.15.  Benefit and Employment Obligations..........................    9
  Section 3.16.  Brokers.....................................................    9
  Section 3.17.  Voting Requirements.........................................    9
  Section 3.18.  State Takeover Statutes.....................................    9
  Section 3.19.  Books and Records...........................................    9
  Section 3.20.  Prospectus and Statement of Additional Information..........    9
  Section 3.21.  No Distribution.............................................   10
  Section 3.22.  Liabilities of Latin American Growth........................   10
  Section 3.23.  Value of Shares.............................................   10
  Section 3.24.  Shareholder Expenses........................................   10
  Section 3.25.  Intercompany Indebtedness...................................   10
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF AIF/DM...........................   10
  Section 4.1.   Organization; Authority.....................................   10
  Section 4.2.   Registration and Regulation of AIF..........................   10
  Section 4.3.   Financial Statements........................................   10
  Section 4.4.   No Material Adverse Changes; Contingent Liabilities.........   11
  Section 4.5.   Registration of Developing Markets Class A Shares,
                 Developing Markets Class B Shares and Developing Markets
                 Class C Shares..............................................   11
  Section 4.6.   Accountants.................................................   11
  Section 4.7.   Binding Obligation..........................................   11
  Section 4.8.   No Breaches or Defaults.....................................   12
  Section 4.9.   Authorizations or Consents..................................   12
  Section 4.10.  Permits.....................................................   12

                                                                               PAGE
                                                                               ----
  Section 4.11.  No Actions, Suits or Proceedings............................   12
  Section 4.12.  Taxes.......................................................   13
  Section 4.13.  Brokers.....................................................   13
  Section 4.14.  Representations Concerning the Reorganization...............   13
  Section 4.15.  Prospectus and Statement of Additional Information..........   14
  Section 4.16.  Value of Shares.............................................   13
  Section 4.17.  Intercompany Indebtedness; Consideration....................   14
ARTICLE 5 COVENANTS..........................................................   14
  Section 5.1.   Conduct of Business.........................................   14
  Section 5.2.   Announcements...............................................   14
  Section 5.3.   Expenses....................................................   15
  Section 5.4.   Further Assurances..........................................   15
  Section 5.5.   Consents, Approvals and Filings.............................   15
  Section 5.6.   Submission of Agreement to Shareholders.....................   15
ARTICLE 6 CONDITIONS PRECEDENT TO THE REORGANIZATION.........................   15
  Section 6.1.   Conditions Precedent of Developing Markets..................   15
  Section 6.2.   Mutual Conditions...........................................   16
  Section 6.3.   Conditions Precedent of Latin American Growth...............   16
ARTICLE 7 TERMINATION OF AGREEMENT...........................................   17
  Section 7.1.   Termination.................................................   17
  Section 7.2.   Survival After Termination..................................   17
ARTICLE 8 MISCELLANEOUS......................................................   17
  Section 8.1.   Survival of Representations and Warranties..................   17
  Section 8.2.   Governing Law...............................................   17
  Section 8.3.   Binding Effect, Persons Benefiting, No Assignment...........   18
  Section 8.4.   Obligations of AIF and AIM Advisors.........................   18
  Section 8.5.   Amendments..................................................   18
  Section 8.6.   Enforcement.................................................   18
  Section 8.7.   Interpretation..............................................   18
  Section 8.8.   Counterparts................................................   18
  Section 8.9.   Entire Agreement; Schedules.................................   18
  Section 8.10.  Notices.....................................................   19
  Section 8.11.  Representations by AIM Advisors.............................   19
Schedule 6.1(d)  Opinion of Counsel to AIF/LAG
Schedule 6.2(f)  Tax Opinions
Schedule 6.3(d)  Opinion of Counsel to AIF/DM

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 13, 2001 (this "Agreement"), between AIM Investment Funds, a Delaware business trust ("AIF"), acting on behalf of AIM Latin American Growth Fund ("Latin American Growth") and AIM Developing Markets Fund ("Developing Markets"), each a separate series of AIF, and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH

     WHEREAS, AIF is a management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Latin American Growth and Developing Markets, for sale to the public; and

     WHEREAS, AIM Advisors provides investment advisory services to AIF; and

     WHEREAS, Latin American Growth desires to provide for its reorganization through the transfer of all of its assets to Developing Markets in exchange for the assumption by Developing Markets of all of the liabilities of Latin American Growth and the issuance by AIF of shares of Developing Markets in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AIF and AIM Advisors agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all schedules and exhibits attached hereto and all amendments hereto and thereof.

     "AIF" means AIM Investment Funds, a Delaware business trust.

     "AIF/DM" means AIF on behalf of AIM Developing Markets Fund.

     "AIF/LAG" means AIF on behalf of AIM Latin American Growth Fund.

     "AIF Registration Statement" means the registration statement on Form N-1A of AIF, as amended, 1940 Act Registration No. 811-05426.

     "AIF Shareholders Meeting" means a meeting of the shareholders of AIF convened in accordance with applicable law and the Agreement and Declaration of Trust of AIF to consider and vote upon the approval of this Agreement and the Reorganization of Latin American Growth contemplated by this Agreement.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AIF/LAG, or otherwise providing benefits to any current or former employee, officer or trustee of AIF.

     "Closing" means the transfer of the assets of Latin American Growth to Developing Markets, the assumption of all of Latin American Growth's liabilities by Developing Markets and the issuance of Developing Markets Shares directly to Latin American Growth Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means September 10, 2001 or such other date as the parties may mutually determine.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Developing Markets and Latin American Growth.

     "Developing Markets" means AIM Developing Markets Fund, a separate series of AIF.

     "Developing Markets Class A Shares" means Class A Shares of beneficial interest of Developing Markets issued by AIF.

     "Developing Markets Class B Shares" means Class B Shares of beneficial interest of Developing Markets issued by AIF.

     "Developing Markets Class C Shares" means Class C Shares of beneficial interest of Developing Markets issued by AIF.

     "Developing Markets Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

     "Developing Markets Shares" means shares of beneficial interest of Developing Markets issued pursuant to Section 2.6 of this Agreement.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Latin American Growth" means AIM Latin American Growth Fund, a separate series of AIF.

     "Latin American Growth Class A Shares" means Class A Shares of beneficial interest of Latin American Growth issued by AIF.

     "Latin American Growth Class B Shares" means Class B Shares of beneficial interest of Latin American Growth issued by AIF.

     "Latin American Growth Class C Shares" means Class C Shares of beneficial interest of Latin American Growth issued by AIF.

     "Latin American Growth Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

     "Latin American Shareholders" means the holders of record as of the Effective Time of the issued and outstanding shares of beneficial interest in Latin American Growth.

     "Latin American Growth Shares" means the issued and outstanding shares of beneficial interest in Latin American Growth.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Latin American Growth by Developing Markets in consideration of the assumption by Developing Markets of all of the liabilities of Latin American Growth and the issuance by AIF of Developing Markets Shares directly to Latin American Growth Shareholders as described in this Agreement, and the termination of Latin American Growth's status as a designated series of shares of AIF.

     "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Valuation Date" shall have the meaning set forth in Section 2.3 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Latin American Growth. At the Effective Time, all of the assets of Latin American Growth shall be delivered to the Custodian for the account of Developing Markets in exchange for the assumption by Developing Markets of all of the liabilities of any kind of Latin American Growth and delivery by AIF directly to (i) the holders of record as of the Effective Time of the issued and outstanding Class A shares of Latin American Growth of a number of Developing Markets Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth), to (ii) the holders of record as of the Effective Time of the issued and outstanding Class B shares of Latin American Growth of a number of Developing Markets Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth), and to (iii) the holders of record as of the Effective Time of the issued and outstanding Class C shares of Latin American Growth of a number of Developing Markets Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Latin American Growth so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, AIM Developing Markets Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2. Computation of Net Asset Value.

     (a) The net asset value of Developing Markets Shares, and the net value of the assets of Latin American Growth, shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Valuation Date.

     (b) The net asset value of Developing Markets Shares shall be computed in accordance with the policies and procedures of Developing Markets as described in the AIF Registration Statement.

     (c) The net value of the assets of Latin American Growth to be transferred to Developing Markets pursuant to this Agreement shall be computed in accordance with the policies and procedures of Latin American Growth as described in the AIF Registration Statement.

     (d) All computations of value regarding the net assets of Latin American Growth and the net asset value of Developing Markets Shares to be issued pursuant to this Agreement shall be made by AIF. AIF agrees to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The assets of Latin American Growth and the net asset value per share of Developing Markets Shares shall be valued as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date"). The share transfer books of Latin American Growth will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Latin American Growth received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Latin American Growth. Redemption requests thereafter received by Latin American Growth shall be deemed to be redemption requests for Developing Markets Class A Shares, Developing Markets Class B Shares or Developing Markets Class C Shares, as applicable (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Latin American Growth Shareholders under this Agreement.

     SECTION 2.4. Delivery.

     (a) Assets held by Latin American Growth shall be delivered by AIF to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AIF shall instruct the Custodian to transfer such assets to the account of Developing Markets. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Latin American

Growth shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Developing Markets at the Custodian.

     (b) If, on the Closing Date, Latin American Growth is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Latin American Growth for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Latin American Growth or its broker, then AIF, acting on behalf of Latin American Growth, shall deliver to the Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Custodian, including brokers' confirmation slips.

     SECTION 2.5. Termination of Series. As soon as reasonably practicable after the Closing Date, the status of Latin American Growth as a designated series of shares of AIF shall be terminated; provided, however, that the termination of the status of Latin American Growth as a series of shares of AIF shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Developing Markets Shares. At the Effective Time, Latin American Growth Shareholders of record as of the close of regular trading on the NYSE on the Valuation Date holding Latin American Growth Class A shares shall be issued that number of full and fractional Class A shares of Developing Markets having a net asset value equal to the net asset value of Latin American Growth Class A shares held by Latin American Growth Shareholders on the Valuation Date, Latin American Growth Shareholders of record as of the Valuation Date holding Latin American Growth Class B shares shall be issued that number of full and fractional Class B shares of Developing Markets having a net asset value equal to the net asset value of Latin American Growth Class B Shares held by Latin American Growth Shareholders on the Valuation Date, and Latin American Growth Shareholders of record as of the Valuation Date holding Latin American Growth Class C shares shall be issued that number of full and fractional Class C shares of Developing Markets having a net asset value equal to the net asset value of Latin American Growth Class C shares held by Latin American Growth Shareholders on the Valuation Date. All issued and outstanding shares of beneficial interest in Latin American Growth shall thereupon be canceled on the books of AIF. AIF shall provide instructions to its transfer agent with respect to Developing Markets Class A Shares, Developing Markets Class B Shares and Developing Markets Class C Shares to be issued to Latin American Growth Shareholders. AIF shall record on its books the ownership of Developing Markets Class A Shares, Developing Markets Class B Shares and Developing Markets Class C Shares by Latin American Growth Shareholders and shall forward a confirmation of such ownership to Latin American Growth Shareholders. No redemption or repurchase of such shares credited to former Latin American Growth Shareholders in respect of Latin American Growth shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to AIF for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AIF.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, AIF/LAG shall deliver a list setting forth the securities Latin American Growth then owned together with the respective Federal income tax bases thereof. AIF/LAG shall provide on or before the Valuation Date, detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Developing Markets hereunder. Such records shall be made available by AIF/LAG prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of AIF/DM upon reasonable request.

     SECTION 2.8. Liabilities. Latin American Growth shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF AIF/LAG

     AIF/LAG, represents and warrants to AIF/DM as follows:

     SECTION 3.1. Organization; Authority. AIF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of AIF. AIF is duly registered with the SEC as an investment company under the Investment Company Act and all Latin American Growth Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification. Latin American Growth is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Latin American Growth is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AIF Registration Statement currently in effect. The value of the net assets of Latin American Growth is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Latin American Growth and all purchases and redemptions of Latin American Growth Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Latin American Growth fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 2000, of Latin American Growth previously delivered to AIF (the "Latin American Growth Financial Statements") present fairly in all material respects the financial position of Latin American Growth as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since October 31, 2000 no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Latin American Growth or the status of Latin American Growth as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Latin American Growth or occurring in the ordinary course of business of Latin American Growth or AIF. There are no contingent liabilities of Latin American Growth not disclosed in the Latin American Growth Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 3.5. Latin American Growth Shares; Liabilities; Business
Operations.

     (a) Latin American Growth Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Latin American Growth nor any person related to Latin American Growth (as defined in section 1.368-1(e)(3) of the Treasury Regulations without regard to section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Latin American Growth for consideration other than shares of Latin American Growth, except for shares redeemed in the ordinary course of Latin American Growth's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Latin American Growth's Shares, except for (a) distributions necessary to satisfy the requirements of sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Latin American Growth on the Effective Date.

     (c) At the time of its Reorganization, Latin American Growth shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Latin American Growth Shares, except for the right of investors to acquire Latin American Growth Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Latin American Growth will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code in a substantially unchanged manner. In anticipation of its Reorganization, Latin American Growth will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d) of those regulations) being transferred to Developing Markets.

     (e) AIF does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. PricewaterhouseCoopers LLP, which has reported upon the Latin American Growth Financial Statements for the period ended October 31, 2000, is the independent public accountant as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIF/LAG and, assuming this Agreement has been duly executed and delivered by AIF/DM and approved by Latin American Growth Shareholders, constitutes the legal, valid and binding obligation of AIF/LAG enforceable against AIF/LAG in accordance with its terms from and with respect to the revenues and assets of Latin American Growth, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIF/LAG and performance by AIF/LAG of its obligations hereunder has been duly authorized by all necessary trust action on the part of AIF, other than Latin American Growth Shareholders approval, and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or bylaws of AIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Latin American Growth (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF is a party or by which it may be bound and which relates to the assets of Latin American Growth or to which any property of Latin American Growth may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any property of Latin American Growth. AIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF/LAG in connection

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

with the due execution and delivery by AIF/LAG of this Agreement and the consummation by AIF/LAG of the transactions contemplated hereby.

     SECTION 3.10. Permits. AIF has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Latin American Growth, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11. No Actions, Suits or Proceedings.

     (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AIF/LAG, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally, against AIF affecting any property, asset, interest or right of Latin American Growth, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Latin American Growth. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AIF's conduct of the business of Latin American Growth affecting in any significant respect the conduct of such business. AIF is not, and has not been to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Latin American Growth.

     SECTION 3.12. Contracts. AIF is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Latin American Growth, by which the assets, business, or operations of Latin American Growth may be bound or affected, or under which it or the assets, business or operations of Latin American Growth receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AIF there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Latin American Growth has good and marketable title to all properties and assets reflected in the Latin American Growth Financial Statements as owned by it, free and clear of all Liens, except as described in Latin American Growth Financial Statements.

     SECTION 3.14. Taxes.

     (a) Latin American Growth has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Latin American Growth has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Latin American Growth has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Latin American Growth as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Latin American Growth arising by reason of undistributed investment company taxable income or net capital gain, AIF will declare on or prior to the Valuation Date to the shareholders of Latin American Growth a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Latin American Growth's
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

investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended October 31, 2000 and for the short taxable year beginning on November 1, 2000 and ending on the Closing Date and (B) all of Latin American Growth's net capital gain recognized in its taxable year ended October 31, 2000 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Latin American Growth has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Latin American Growth Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Latin American Growth, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Returns of Latin American Growth are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) To the best knowledge of AIF/LAG, the fiscal year of Latin American Growth has not been changed for tax purposes since the date on which it commenced operations.

     SECTION 3.15. Benefit and Employment Obligations. On or prior to the Closing Date, Latin American Growth will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person, except that effective September 1, 2001, Latin American Growth shall become liable for its proportionate share of the expenses arising in connection with the retirement and deferred compensation benefits made available to the directors and trustees of certain investment companies advised by AIM Advisors.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF/LAG or any action taken by it.

     SECTION 3.17. Voting Requirements. The vote of a majority of the shares of cast at a meeting of Latin American Growth shareholders at which a quorum is present (the "Required Shareholder Vote") is the only vote of the holders of any class or series of shares of beneficial interest in Latin American Growth necessary to approve this Agreement and the Reorganization of Latin American Growth contemplated by this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of AIF relating to Latin American Growth, reflecting, among other things, the purchase and sale of Latin American Growth Shares, the number of issued and outstanding shares owned by Latin American Growth Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Latin American Growth as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Developing Markets Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Latin American Growth. The liabilities of Latin American Growth that are to be assumed by Developing Markets in connection with the Reorganization, or to which the assets of Latin American Growth to be transferred in the Reorganizations are subject, were incurred by Latin American Growth in the ordinary course of its business. The fair market value of the assets of Latin American Growth to be transferred to Developing Markets in the Reorganization will equal or exceed the sum of the liabilities to be assumed by Developing Markets plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of Developing Markets Class A Shares received by Latin American Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Latin American Growth Class A shares constructively surrendered in exchange therefor, the fair market value of Developing Markets Class B Shares received by Latin American Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Latin American Growth Class B shares constructively surrendered in exchange therefor, and the fair market value of Developing Markets Class C Shares received by Latin American Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Latin American Growth Class C shares constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Latin American Growth Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness. There is no intercompany indebtedness between AIF/LAG and AIF/DM that was issued or acquired, or will be settled, at a discount.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF AIF/DM

     AIF/DM, represents and warrants to AIF/LAG as follows:

     SECTION 4.1. Organization; Authority. AIF is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of AIF. AIF is duly registered with the SEC as an investment company under the Investment Company Act. Developing Markets is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Developing Markets is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AIF Registration Statement. The value of the net assets of Developing Markets is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Developing Markets and all purchases and redemptions of Developing Markets Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Developing Markets fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended October 31, 2000, of Developing Markets previously delivered to AIF (the "Developing Markets Financial Statements") present fairly in all material respects the financial position of Developing Markets as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since October 31, 2000, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Developing Markets or the status of Developing Markets as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Developing Markets or occurring in the ordinary course of business of Developing Markets or AIF. There are no contingent liabilities of Developing Markets not disclosed in the Developing Markets Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5. Registration of Developing Markets Class A Shares, Developing Markets Class B Shares and Developing Markets Class C Shares.

     (a) The shares of beneficial interest of AIF is divided into nine portfolios, including Developing Markets. Developing Markets currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Agreement and Declaration of Trust, AIF is authorized to issue an unlimited number of Class A shares, Class B shares and Class C shares of Developing Markets.

     (b) Developing Markets Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AIF then in effect.

     (c) Developing Markets Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Developing Markets shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Developing Markets Class A shares, Developing Markets Class B shares or Developing Markets Class C shares, except for the right of investors to acquire Developing Markets Class A Shares, Developing Markets Class B Shares or Developing Markets Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AIF's Registration Statement on Form N-14 shall be furnished to Latin American Growth Shareholders entitled to vote at the AIF Shareholders Meeting. The Combined Proxy Statement/ Prospectus and related Statement of Additional Information of Developing Markets, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AIF for inclusion in the Combined Proxy Statement/Prospectus.

     (e) The shares of Developing Markets which have been or are being offered for sale (other than the Developing Markets Shares to be issued in connection with the Reorganizations) have been duly registered under the Securities Act by the AIF Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AIF to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. PricewaterhouseCoopers LLP, which has reported upon the Developing Markets Financial Statements for the period ended October 31, 2000, are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by AIF/DM and, assuming this Agreement has been duly executed and delivered by AIF/LAG, constitutes the legal, valid and binding obligation of AIF, enforceable against AIF in accordance with its terms from and with respect to the revenues and assets of Developing Markets, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by AIF and performance by AIF of its obligations hereunder have been duly authorized by all necessary trust action on the part of AIF/DM and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or bylaws of AIF and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Developing Markets (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AIF/DM is a party or by which it may be bound and which relates to the assets of Developing Markets or to which any properties of Developing Markets may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AIF or any property of Developing Markets. AIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of
Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AIF/DM in connection with the due execution and delivery by AIF/DM of this Agreement and the consummation by AIF/DM of the transactions contemplated hereby.

     SECTION 4.10. Permits. AIF has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Developing Markets, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AIF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11. No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of AIF/DM, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AIF before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AIF, threatened in writing or, if probable of assertion, orally, against AIF, affecting any property, asset, interest or right of Developing Markets, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Developing Markets. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to AIF's conduct of the business of Developing Markets affecting in any significant respect the conduct of such business. AIF is not, and has not been, to the knowledge of AIF, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Developing Markets.

     SECTION 4.12. Taxes.

     (a) Developing Markets has elected to be treated as a regulated investment company under Subchapter M of the Code and is a separate corporation within the meaning of Section 851(g)(1) of the Code. Developing Markets has qualified as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Developing Markets has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Developing Markets has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Developing Markets Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Developing Markets, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Developing Markets is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     (c) The fiscal year of Developing Markets has not been changed for tax purposes since 1997 when Developing Markets was required to change its accounting period in connection with its reorganization as a portfolio of AIF.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of AIF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AIF or any action taken by it.

     SECTION 4.14. Representations Concerning the Reorganization.

     (a) AIF has no plan or intention to reacquire any Developing Markets Shares issued in the Reorganization, except to the extent that Developing Markets is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Developing Markets has no plan or intention to sell or otherwise dispose of any of the assets of Latin American Growth acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

     (c) Following the Reorganization, Developing Markets will continue an "historic business" (within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code) of Latin American Growth or use a significant portion of Latin American Growth's historic business assets in a business.

     (d) Prior to or in the Reorganization, neither Developing Markets nor any person related to Developing Markets (for purposes of this paragraph as defined in section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Latin American Growth with consideration other than shares of Developing Markets. There is no plan or intention by Developing Markets or any person related to Developing Markets to acquire or redeem any of the Developing Markets Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Developing Markets' business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Developing Markets as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of Developing Markets Class A Shares received by Latin American Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Latin American Growth Class A shares constructively surrendered in exchange therefor, the fair market value of Developing Markets Class B Shares received by Latin American Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Latin American Growth Class B shares constructively surrendered therefor, and the fair market value of Developing Markets Class C Shares received by Latin American Growth Shareholders in the Reorganization will be approximately equal to the fair market value of Latin American Growth Class C shares constructively surrendered therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Developing Markets and Latin American Growth that was issued or acquired, or will be settled, at a discount. No consideration other than Developing Markets Shares (and Developing Markets' assumption of Latin American Growth's liabilities, including for this purpose all liabilities to which the assets of Latin American Growth are subject) will be issued in exchange for the assets of Latin American Growth acquired by Developing Markets in connection with the Reorganization. The fair market value of the assets of Latin American Growth transferred to Developing Markets in the Reorganization will equal or exceed the sum of the liabilities assumed by Developing Markets, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1. Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIF shall conduct the business of Latin American Growth only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business of Latin American Growth in the ordinary course in all material respects.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AIF shall conduct the business of Developing Markets only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of Developing Markets in the ordinary course in all material respects.

     SECTION 5.2. Announcements. AIF/LAG and AIF/DM shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AIF/LAG nor AIF/DM shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. Latin American Growth and Developing Markets shall each, respectively, bear the expenses they incur in connection with this Agreement and Reorganization and other transactions contemplated hereby.

     SECTION 5.4. Further Assurances.

     (a) Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganizations, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganizations.

     SECTION 5.5. Consents, Approvals and Filings. AIF shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganizations and the other transactions contemplated by this Agreement. In addition, AIF shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganizations and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganizations and the other transactions contemplated herein. AIF shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.6. Submission of Agreement to Shareholders. AIF shall take all action necessary in accordance with applicable law and its Agreement and Declaration of Trust and bylaws to convene the AIF Shareholders Meeting. AIF shall, through its Board of Trustees, recommend to Latin American Growth Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AIF shall use its reasonable best efforts to hold an AIF Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Developing Markets. The obligation of AIF to consummate the Reorganization on behalf of Developing Markets is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

     (a) The representations and warranties of AIF/LAG participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIF/LAG shall have complied with and satisfied in all material respects all agreements and conditions relating to Latin American Growth participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIF shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws of AIF, and resolutions, consents and authorizations of or regarding AIF with respect to AIF/LAG's execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIF/DM shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to AIF, or other counsel reasonably acceptable to AIF/DM, in form and substance reasonably acceptable to counsel for AIF/DM, as to the matters set forth in Schedule 6.1(d).

     (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     SECTION 6.2. Mutual Conditions. The obligations of AIF to consummate the Reorganization on behalf of Latin American Growth and Developing Markets are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more may be waived in writing by AIF.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Latin American Growth and related matters shall have been approved and adopted at the AIF Shareholders Meeting by the shareholders of Latin American Growth on the record date by the Required Shareholder Vote.

     (c) The assets of Latin American Growth to be acquired by Developing Markets shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Latin American Growth immediately prior to the Reorganization. For purposes of this
Section 6.2(c), assets used by Latin American Growth to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Latin American Growth's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Latin American Growth held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by AIF with respect to Developing Markets Shares to be issued to Latin American Growth Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) AIF shall have received on or before the Closing Date an opinion of Ballard Spahr Andrews & Ingersoll, LLP ("BSA&I") in form and substance reasonably acceptable to AIF, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, BSA&I may request and rely upon representations contained in certificates of officers of AIF and others and the officers of AIF shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Latin American Growth. The obligation of AIF to consummate the Reorganization on behalf of Latin American Growth is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AIF.

     (a) The representations and warranties of AIF/DM participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) AIF/DM shall have complied with and satisfied in all material respects all agreements and conditions relating to Developing Markets participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) AIF shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AIF on behalf of Developing Markets, in such individual's capacity as an officer of AIF and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AIF certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and bylaws, as amended, of AIF and resolutions, consents and authorizations of or regarding AIF with respect to AIF/DM's execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) AIF/LAG shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AIF, or other counsel reasonably acceptable to AIF/LAG, in form and substance reasonably acceptable to counsel for AIF/DM, as to the matters set forth on Schedule 6.3(d).

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination.

     (a) This Agreement may be terminated on or prior to the Closing Date as follows:

          (i) by mutual written consent of AIF and AIM Advisors; or

          (ii) at the election of AIF or AIM Advisors:

             (A) if the Closing Date shall not be on or before December 31, 2001, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

             (B) if, upon a vote at the AIF Shareholders Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

             (C) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Latin American Growth is not consummated, this Agreement shall become void and of no further force and effect with respect to such Reorganization and the respective Latin American Growth, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4. Obligations of AIF and AIM Advisors.

     (a) AIF and AIM Advisors hereby acknowledge and agree that Developing Markets is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of Developing Markets, and that any amounts payable by AIF/DM under or in connection with this Agreement shall be payable solely from the revenues and assets of Developing Markets. AIF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, trustee or shareholder of AIF shall be personally liable for the liabilities or obligations of AIF incurred hereunder.

     (b) AIF and AIM Advisors hereby acknowledge and agree that Latin American Growth is a separate investment portfolio of AIF, that AIF is executing this Agreement on behalf of Latin American Growth and that any amounts payable by AIF under or in connection with this Agreement shall be payable solely from the revenues and assets of Latin American Growth. AIF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AIF in his or her capacity as an officer of AIF intending to bind AIF as provided herein, and that no officer, trustee or shareholder of AIF shall be personally liable for the liabilities of AIF incurred hereunder.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by AIF/LAG, AIF/DM and AIM Advisors.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

     (a) If to AIF/LAG:

         AIM Investment Funds
         11 Greenway Plaza, Suite 100
         Houston, Texas 77046-1173
         Attn: Carol F. Relihan, Esq.
         Fax: (713) 993-9185

         with a copy to:

         Kirkpatrick & Lockhart LLP
         1800 Massachusetts Avenue, N.W.
         Washington, DC 20036-1800
         Attn: Arthur J. Brown, Esq.
         Fax: (202) 778-9100

     (b) If to AIF/DM:

         AIM Investment Funds
         11 Greenway Plaza, Suite 100
         Houston, Texas 77046-1173
         Attn: Carol F. Relihan, Esq.
         Fax: (713) 993-9185

         with a copy to:

         Ballard Spahr Andrews & Ingersoll, LLP
         1735 Market Street, 51st Floor
         Philadelphia, Pennsylvania 19103-7599
         Attn: William H. Rheiner, Esq.
         Fax: (215) 864-8999

     SECTION 8.11. Representations by AIM Advisors. In its capacity as investment adviser to Latin American Growth, AIM Advisors represents to Developing Markets that to the best of its knowledge the representations and warranties of AIF/LAG and Latin American Growth contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to Developing Markets, AIM Advisors represents to Latin American Growth that to the best of its knowledge the representations and warranties of AIF/DM and Developing Markets contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to Latin American Growth and Developing Markets do not have actual knowledge to the contrary after due inquiry.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                            AIM INVESTMENT FUNDS, acting on
                                            behalf of AIM Latin American Growth
                                            Fund

                                            By:    /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                            AIM INVESTMENT FUNDS, acting on
                                            behalf
                                            of AIM Developing Markets Fund

                                            By:    /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                            A I M ADVISORS, INC.

                                            By:    /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                SCHEDULE 6.1(d)

                         OPINION OF COUNSEL TO AIF/LAG

     1. AIF is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite trust action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of AIF.

     4. Latin American Growth Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Latin American Growth (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                SCHEDULE 6.2(f)
                                  TAX OPINIONS

     (i) The transfer of the assets of Latin American Growth to Developing Markets in exchange for Developing Markets Shares distributed directly to Latin American Growth Shareholders, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Latin American Growth and Developing Markets will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Latin American Growth on the transfer of its assets to Developing Markets solely in exchange for Developing Markets Class A Shares, Developing Markets Class B Shares and Developing Markets Class C Shares or on the distribution of Developing Markets Class A Shares, Developing Markets Class B Shares and Developing Markets Class C Shares to Latin American Growth Shareholders.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Developing Markets upon the receipt of assets of Latin American Growth in exchange for Developing Markets Class A Shares, Developing Markets Class B Shares and Developing Markets Class C Shares issued directly to Latin American Growth Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Latin American Growth Shareholders on the receipt of Developing Markets Class A Shares, Developing Markets Class B Shares and Developing Markets Class C Shares in exchange for Latin American Growth Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Developing Markets of the assets of Latin American Growth will be the same as the basis of such assets in the hands of Latin American Growth immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Latin American Growth Shareholder's basis for Developing Markets Class A Shares, Developing Markets Class B Shares or Developing Markets Class C Shares received by the Latin American Growth Shareholder will be the same as his basis for Latin American Growth Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Latin American Growth Shareholder's holding period for Developing Markets Class A Shares, Developing Markets Class B Shares or Developing Markets Class C Shares will be determined by including Latin American Growth Shareholder's holding period for Latin American Growth Shares exchanged therefor, provided that the Latin American Growth Shareholder held Latin American Growth Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Latin American Growth transferred to Developing Markets in the Reorganization will include the holding period for such assets in the hands of Latin American Growth

                                SCHEDULE 6.3(d)
                          OPINION OF COUNSEL TO AIF/DM

     1. AIF is a duly organized and validly existing as a business trust under the Delaware Business Trust Act.

     2. AIF is an open-end, management investment company registered under the Investment Company Act of 1940.

     3. The execution, delivery and performance of the Agreement by AIF have been duly authorized and approved by all requisite trust action on the part of AIF. The Agreement has been duly executed and delivered by AIF and constitutes the valid and binding obligation of AIF.

     4. Developing Markets Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

     5. To the best of our knowledge, AIF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

     We confirm to you that to our knowledge, no litigation or governmental proceeding is pending or threatened in writing against Developing Markets (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     APPENDIX II

                          AIM DEVELOPING MARKETS FUND

                      CLASS A, CLASS B AND CLASS C SHARES

                         Supplement dated June 14, 2001
                     to the Prospectus dated March 1, 2001


At a meeting held on June 12, 2001, the Board of Trustees of AIM Investment Funds (the "trust"), on behalf of AIM Developing Markets Fund (the "fund"), voted to request shareholders to approve the following items that will affect the fund:

    o A new advisory agreement between the trust and A I M Advisors, Inc. ("AIM"). The principal changes to the advisory agreement are (i) to move the provision of administrative services to a master administrative service agreement, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The proposed advisory agreement adds provisions relating to certain functions that would be performed by AIM in connection with the fund's securities lending program and for which AIM would receive compensation;

    o Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and

    o Changing the fund's investment objective and making it non-fundamental. The investment objective of the fund would be changed by deleting the phrase "to the extent consistent with seeking growth of capital". If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Trustees of the trust without further approval by shareholders. Pursuant to this proposal, the fund's investment objective would read:
         "The fund's investment objective is to provide long-term growth of capital with a secondary investment objective of income."

The Board of Trustees of the trust has called a meeting of the fund's shareholders to be held on or about August 17, 2001 to vote on these and other proposals. Only shareholders of record as of May 30, 2001 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about September 1, 2001.

      AIM DEVELOPING
      MARKETS FUND

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

      AIM Developing Markets Fund primarily seeks to provide long-term growth of capital with a secondary objective of income, to the extent consistent with seeking growth of capital.

                                                     AIM--Registered Trademark--

      PROSPECTUS
      MARCH 1, 2001

                                     This prospectus contains important
                                     information about the Class A, B and C
                                     shares of the fund. Please read it
                                     before investing and keep it for
                                     future reference.

                                     As with all other mutual fund
                                     securities, the Securities and
                                     Exchange Commission has not approved
                                     or disapproved these securities or
                                     determined whether the information
                                     in this prospectus is adequate or
                                     accurate. Anyone who tells you
                                     otherwise is committing a crime.

                                     An investment in the fund:
                                      - is not FDIC insured;
                                      - may lose value; and
                                      - is not guaranteed by a bank.

        [AIM LOGO APPEARS HERE]                          INVEST WITH DISCIPLINE
        --Registered Trademark--                        --Registered Trademark--

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      3
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         3

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            5
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                5

Dividends and Distributions                  5

FINANCIAL HIGHLIGHTS                         6
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

The fund's primary investment objective is long-term growth of capital and its secondary investment objective is income, to the extent consistent with seeking growth of capital.

  The fund seeks to meet these objectives by investing substantially all of its assets in issuers in developing countries, i.e., those that are in the initial stages of their industrial cycles. The fund will invest a majority of its assets in equity securities, and may also invest in debt securities, of developing countries. The fund considers issuers in "developing countries" to be those (1) organized under the laws of a developing country or have a principal office in a developing country; (2) that derive 50% or more, alone or on a consolidated basis, of their total revenues from business in developing countries; or (3) whose securities are trading principally on a stock exchange, or in an over-the-counter market, in a developing country. The fund will normally invest in issuers in at least four countries, but it will invest no more than 25% of its assets in issuers in any one country. The fund also may hold no more than 40% of its assets in any one foreign currency and securities denominated in or indexed to such currency. The fund may invest in debt securities when economic and other factors appear to favor such investments. The fund may also invest up to 100% of its assets in lower-quality debt securities, i.e., "junk bonds."

  The fund may invest up to 50% of its total assets in the following types of developing market debt securities: (1) debt securities issued or guaranteed by governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks (sovereign debt), and "Brady Bonds"; (2) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of sovereign debt; (3) debt securities issued by banks and other business entities; and (4) debt securities denominated in or indexed to the currencies of emerging markets. Brady Bonds are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. There is no requirement with respect to the maturity or duration of debt securities in which the fund may invest.

  The portfolio managers focus on companies that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. In selecting countries in which the fund will invest, the portfolio managers also consider such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  The fund is non-diversified. With respect to 50% of its assets, it is permitted to invest more than 5% of its assets in the securities of any one issuer.

  In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund may not achieve its investment objectives.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund and that the income you may receive from your investment may vary. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases may cause the price of a debt security to decrease. The longer a bond's duration, the more sensitive it is to this risk. Junk bonds are less sensitive to this risk than are higher-quality bonds.

  The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

  These factors may affect the prices of securities issued by foreign companies and governments located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

  Sovereign debt securities of developing country governments are generally lower-quality debt securities. Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower-quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

  Compared to higher-quality debt securities, junk bonds involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds could be difficult to value or to sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

  Because it is non-diversified, the fund may invest in fewer issuers than if it were a diversified fund. The value of the fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk, than if the fund invested more broadly.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                                    [GRAPH]

                                             ANNUAL
YEAR ENDED                                   TOTAL
DECEMBER 31                                  RETURNS
-----------                                  -------
1995 .......................................  -0.95%
1996 .......................................  23.59%
1997 .......................................  -8.49%
1998 ....................................... -35.32%
1999 .......................................  61.50%
2000 ....................................... -33.45%

  During the periods shown in the bar chart, the highest quarterly return was 30.56% (quarter ended December 31, 1999) and the lowest quarterly return was -27.81% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended                              SINCE      INCEPTION
December 31, 2000)              1 YEAR   5 YEARS   INCEPTION     DATE
------------------------------------------------------------------------
Class A                         (36.63)%  (5.62)%    (6.26)%    1/11/94
Class B                         (37.21)      --     (13.07)     11/3/97
Class C                         (34.64)      --       4.65     03/01/99
MSCI Emerging Markets Free
  Index(1)                      (30.61)   (4.17)     (4.77)(2) 12/31/93(2)
------------------------------------------------------------------------

(1) The Morgan Stanley Capital International Emerging Markets Free Index measures the performance of securities listed on the exchanges of 26 countries. The index excludes shares that are not readily purchased by non-local investors.
(2) The average annual total return given is since the date closest to the inception date of the class with the longest performance history.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)             CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)              4.75%     None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less) None(1)   5.00%     1.00%
---------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are
deducted from fund
assets)                   CLASS A   CLASS B   CLASS C
---------------------------------------------------------
Management Fees             0.98%     0.98%     0.98%

Distribution and/or
Service (12b-1) Fees        0.39      1.00      1.00

Other Expenses

  Other                     0.57      0.56      0.56

  Interest                  0.01      0.01      0.01

Total Other Expenses        0.58      0.57      0.57

Total Annual Fund
Operating Expenses          1.95      2.55      2.55

Fee Waivers(2)              0.20      0.20      0.20

Net Expenses                1.75      2.35      2.35
---------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) Waiver has been restated to reflect the current agreement. The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 1.75%, 2.40% and 2.40%, respectively.

You may also be charged a transaction or other fee by the financial institution managing your account.

  As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $664    $1,058    $1,477     $2,642
Class B    758     1,094     1,555      2,739
Class C    358       794     1,355      2,885
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $664    $1,058    $1,477     $2,642
Class B    258       794     1,355      2,739
Class C    258       794     1,355      2,885
----------------------------------------------


                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor. INVESCO Asset Management Limited (the subadvisor), an affiliate of the advisor, is the fund's subadvisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The subadvisor is located at 11 Devonshire Square, London, EC2M 4YR, England. The advisors supervise all aspects of the fund's operations and provide investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1967. Today, the advisor, together with its subsidiaries, advises or manages over 130 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 2000, the advisor received compensation of 0.89% of average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio are

- William Barron, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995.

- John Cleary, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1997 to 1998, he was Manager of a global emerging markets fixed income fund for West Merchant Bank Ltd. From 1993 to 1996, he was a portfolio manager for Fischer Francis Trees and Watts. Mr. Cleary completed the investment management program at the London Business School in 1996.

- Christine Rowley, Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1991.

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Developing Markets Fund are subject to the maximum of 4.75% initial sales charge as listed under the heading "CATEGORY II Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.


                                                                                       CLASS A
                                                          -----------------------------------------------------------------
                                                                                              TEN
                                                                                            MONTHS          YEAR ENDED
                                                             YEAR ENDED OCTOBER 31,          ENDED         DECEMBER 31,
                                                          -----------------------------   OCTOBER 31,   -------------------
                                                          2000(a)    1999(a)    1998(a)     1997(b)       1996       1995
                                                          --------   --------   -------   -----------   --------   --------
Net asset value, beginning of period                      $   9.86   $   7.53   $ 12.56    $  13.84     $  11.60   $  12.44
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.01       0.06      0.39(c)     0.25         0.53       0.72
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                              (0.95)      2.36     (5.10)      (1.53)        2.19      (0.84)
===========================================================================================================================
    Total from investment operations                         (0.94)      2.42     (4.71)      (1.28)        2.72      (0.12)
===========================================================================================================================
Redemptions fees retained                                     0.01       0.03      0.28          --           --         --
===========================================================================================================================
Less distributions from net investment income                (0.04)     (0.12)    (0.60)         --        (0.48)     (0.72)
===========================================================================================================================
Net asset value, end of period                            $   8.89   $   9.86   $  7.53    $  12.56     $  13.84   $  11.60
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(d)                                              (9.52)%    33.11%   (37.09)%     (9.25)%      23.59%     (0.95)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $136,160   $157,198   $87,517    $457,379     $504,012   $422,348
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets (including
  interest expense):
  With fee waivers                                            1.87%(e)   1.91%     1.93%       1.75%(f)     1.82%      1.77%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         1.95%(e)   2.38%     2.34%       1.83%(f)     1.85%      1.80%
===========================================================================================================================
Ratio of net investment income to average net assets          0.05%(e)   0.68%     3.84%       2.03%(f)     4.07%      6.33%
===========================================================================================================================
Ratio of interest expense to average net assets               0.01%(e)   0.01%     0.20%         --           --         --
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                        192%       125%      111%        184%         138%        75%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)Calculated using average shares outstanding.
(b)Prior to November 1, 1997 the Fund was known as G.T. Developing Markets Fund, Inc. All Capital shares issued and outstanding on October 31, 1997 were reclassified as Class A shares.
(c)Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(d)Does not include sales charges and is not annualized for period less than one year.
(e)Ratios are based on average daily net assets of $165,415,131.
(f)Annualized.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                               CLASS B
                                                              ------------------------------------------
                                                                                        NOVEMBER 3, 1997
                                                                                          (DATE SALES
                                                              YEAR ENDED OCTOBER 31,       COMMENCED)
                                                              ----------------------     TO OCTOBER 31,
                                                              2000(a)        1999(a)        1998(a)
                                                              -------        -------    ----------------
Net asset value, beginning of period                          $  9.79        $ 7.49         $ 12.56
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.06)         0.01            0.31(b)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.94)         2.37           (5.07)
========================================================================================================
    Total from investment operations                            (1.00)         2.38           (4.76)
========================================================================================================
Redemptions fees retained                                          --            --            0.28
========================================================================================================
Less distributions from net investment income                      --         (0.08)          (0.59)
========================================================================================================
Net asset value, end of period                                $  8.79        $ 9.79         $  7.49
________________________________________________________________________________________________________
========================================================================================================
Total return(c)                                                (10.21)%       32.14%         (39.76)%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $79,754       $49,723         $   154
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               2.47%(d)      2.51%           2.68%(e)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.55%(d)      2.98%           3.09%(e)
========================================================================================================
Ratio of net investment income (loss) to average net assets     (0.56)%(d)     0.08%           3.09%(e)
========================================================================================================
Ratio of interest expense to average net assets                  0.01%(d)      0.01%           0.20%(e)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                           192%          125%            111%
________________________________________________________________________________________________________
========================================================================================================

(a)Calculated using average shares outstanding.
(b)Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c)Does not include contingent deferred sales charges and is not annualized for period less than one year.
(d)Ratios are based on average daily net assets of $71,295,269.
(e)Annualized.

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                         CLASS C
                                                              -----------------------------
                                                                             MARCH 1, 1999
                                                                              (DATE SALES
                                                              YEAR ENDED       COMMENCED)
                                                              OCTOBER 31,    TO OCTOBER 31,
                                                                2000(a)         1999(a)
                                                              -----------    --------------
Net asset value, beginning of period                            $  9.79          $ 7.47
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.06)             --
-------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.94)           2.32
===========================================================================================
    Total from investment operations                              (1.00)           2.32
===========================================================================================
Net asset value, end of period                                  $  8.79          $ 9.79
___________________________________________________________________________________________
===========================================================================================
Total return(b)                                                  (10.21)%         31.06%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 1,618          $  412
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                 2.47%(c)        2.51%(d)
-------------------------------------------------------------------------------------------
  Without fee waivers                                              2.55%(c)        2.98%(d)
===========================================================================================
Ratio of net investment income (loss) to average net assets       (0.56)%(c)       0.08%(d)
===========================================================================================
Ratio of interest expense to average net assets                    0.01%(c)        0.01%(d)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                             192%            125%
___________________________________________________________________________________________
===========================================================================================

(a)Calculated using average shares outstanding.
(b)Does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)Ratios are based on average daily net assets of $1,324,425.
(d)Annualized.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge
- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within         charge on redemptions within
                                       six years                            one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       at the end of the month              shares
                                       which is eight years after
                                       the date on which shares
                                       were purchased along with a
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
          ----------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12B-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------


                                      A-1                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------
                                           INVESTOR'S
                                          SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
-------------------------------------------------------------
                                          INVESTOR'S
                                         SALES CHARGE
                                 ----------------------------
AMOUNT OF INVESTMENT               AS A % OF       AS A % OF
IN SINGLE TRANSACTION            OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

     YEAR SINCE
    PURCHASE MADE          CLASS B            CLASS C
----------------------------------------------------------
First                         5%                1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES
AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/00                            A-2

                                --------------
                                 THE AIM FUNDS
                                --------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Large Cap Opportunities Fund, AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                                  INITIAL                      ADDITIONAL
TYPE OF ACCOUNT                                                 INVESTMENTS                    INVESTMENTS
-----------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for               $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                 50
IRA, Education IRA or Roth IRA                    250                                                 50
All other accounts                                500                                                 50
----------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
---------------------------------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same

By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.

By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number. Then,
                                use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name: A I M
                                Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank Connection
                                methods described above.               form to the transfer agent. Once
                                                                       the transfer agent has received the
                                                                       form, call the transfer agent to
                                                                       place your purchase order.

By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect
                                methods described above.               option on your completed account
                                                                       application or complete an AIM
                                                                       Internet Connect Authorization
                                                                       Form. Mail the application or form
                                                                       to the transfer agent. Once your
                                                                       request for this option has been
                                                                       processed (which may take up to 10
                                                                       days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                            MCF--10/00

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/00                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial     Contact your financial consultant.
Consultant

By Mail                 Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                        (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                        executed stock power; and (4) signature guarantees, if
                        necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                        resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                        whether you wish to have federal income tax withheld from
                        your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone            Call the transfer agent. You will be allowed to redeem by
                        telephone if (1) the proceeds are to be mailed to the
                        address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                        physical share certificates; (3) you can provide proper
                        identification information; (4) the proceeds of the
                        redemption do not exceed $50,000; and (5) you have not
                        previously declined the telephone redemption privilege.
                        Certain accounts, including retirement accounts and 403(b)
                        plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary
                        trading session of the New York Stock Exchange (NYSE) in
                        order to effect the redemption at that day's closing price.

By AIM Internet
Connect                 Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                        physical share certificates; (2) you can provide proper
                        identification information; (3) the proceeds of the
                        redemption do not exceed $50,000; and (4) you have
                        established the internet trading option. AIM prototype
                        retirement accounts may not be redeemed on the internet.
                        The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day's closing price.

-------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

                                      A-5                            MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.
  If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.


YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:


(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

MCF--10/00                            A-6

                                --------------
                                 THE AIM FUNDS
                                --------------

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.




-------------------------------------------------------------------------------
 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
 ------------------------------------------------------------------------------

                                     A-7                             MCF--10/00

                                --------------
                                 THE AIM FUNDS
                                --------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

  Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates may apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/00                            A-8

                          ---------------------------
                          AIM DEVELOPING MARKETS FUND
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:            A I M Fund Services, Inc.
                    P.O. Box 4739
                    Houston, TX 77210-4739

BY TELEPHONE:       (800) 347-4246

ON THE INTERNET:    You can send us a
                    request by e-mail or
                    download prospectuses,
                    annual or semiannual
                    reports via our website:
                    http://www.aimfunds.com

---------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

 -----------------------------------
 AIM Developing Markets Fund
 SEC 1940 Act file number: 811-05426
 -----------------------------------

[AIM LOGO APPEARS HERE]   www.aimfunds.com   DVM-PRO-1   INVEST WITH DISCIPLINE
--Registered Trademark--                                --Registered Trademark--

                                                                  APPENDIX III


                       ANNUAL REPORT / MANAGERS' OVERVIEW


GLOBAL ECONOMIC SLOWDOWN HAMPERS AIM DEVELOPING MARKETS FUND


WHAT RESULTS DID THE FUND SEE THIS YEAR?
After last year's stellar returns, the fund faced slowing economic conditions worldwide during the latter half of the fiscal year ended October 31, 2000. The fund continued to make gains during the more exuberant market of late 1999 and early 2000, but its performance was affected by the sell-off in the technology sector and other market difficulties in the following months. Several major market indexes peaked fairly early in 2000 and had not regained those levels by the close of the fiscal year.
    Excluding sales charges, the fund's total returns were -9.52% for Class A shares and -10.21% for Class B and Class C shares. A positive contribution to this result was made by an infusion of fixed-income investments at the end of June. At that time, AIM Emerging Markets Debt Fund was merged into AIM Developing Markets Fund, significantly buoying the fund's performance. Emerging-markets bonds were one of the best-performing asset classes during the third quarter of 2000.
    The fund's benchmark index, the MSCI EMF, returned -8.81% for the period covered by this report.

WHAT GENERAL TRENDS SHAPED DEVELOPING MARKETS DURING THE FISCAL YEAR?
Developing markets have suffered from high oil prices and the severe worldwide correction in technology stocks. In most cases, economies that depend heavily on international trade (such as South Korea, Taiwan and Hong Kong) have been more heavily affected than economies whose growth has been dependent primarily on internal factors (such as Russia and Turkey). However, even in the more vulnerable countries, some industries offered excellent opportunities.

WHAT HAS BEEN GOING ON IN ASIAN MARKETS?
Asia continues to rebound from its economic crisis of 1997-98. Growth rates have normalized, inflation is tame and currencies are relatively stable. Export growth remains strong, even though it has slackened some due to the slowing pace of economic growth worldwide.
    Hong Kong is troubled by deflation--falling prices. However, interest rates are now holding steady, unemployment is down and exports have been rising vigorously. During the first quarter of 2000, the Gross Domestic Product (GDP) was up more than 14% from a year earlier.
    During India's 1999-2000 fiscal year (April-March), industry expanded by 8%--double the previous year's growth. The administration is again trying to implement the government's privatization program, but is still meeting stiff resistance from powerful organized labor.
    South Korea's economy grew 10.7% last year--the fastest growth in Asia--and is expected to expand at least 8% this year. In the first 10 months of 2000, the country accumulated a trade surplus of $9.8 billion. But the cooling of global demand for memory chips, computers and mobile phones could slow Korea's export growth significantly next year, and we will watch developments closely.

HOW HAVE EVENTS SHAPED UP IN EUROPE AND THE MIDDLE EAST?
In the first ten months of 2000, Russia's GDP grew 6.5%, industrial production increased 9.5% and capital investment rose 17.5%, but the inflation rate (near 35%) is of major concern. Company profits are up sharply. Russian oil production has generated high profits on oil exports as well as a production-cost advantage to makers of other goods.
    In Turkey, privatization continues under the highly successful three-year economic restructuring program, begun in 1998. At the December 1999 Helsinki Summit, the European Union (the EU) declared Turkey an official candidate for full EU member-

                     -------------------------------------

                      WE HAVE INCREASED HOLDINGS IN MARKET

                       SEGMENTS AND GEOGRAPHIC AREAS THAT

                       ARE DOING WELL, SUCH AS CELLULAR-

                        PHONE FIRMS IN KOREA AND BRAZIL.

                     -------------------------------------

[ART WORK]

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                       available--electronic delivery of

                      fund reports and prospectuses. Soon,

                        you can read the same AIM report

                       you are reading now--online. Once

                      you sign up for the service, we will

                       send you a link to the report via

                     e-mail. If you choose to receive your

                     reports online, you will not receive a

                       paper copy by mail. You may cancel

                      the service at any time by visiting

                                 our Web site.

                          Please visit our Web site at

                        www.aimfunds.com and go to "Your

                      AIM Account." Log into your account

                       and then click on the "View Other

                         Account Options" dropdown menu

                            and select "e-Delivery."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                          AIM DEVELOPING MARKETS FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

ship, presenting encouraging prospects for future trade expansion.

WHAT HAS BEEN HAPPENING IN LATIN AMERICA?
Brazil's economy has made a remarkable recovery since narrowly avoiding recession in 1999. In the first half of 2000, the economy grew 3.8%, enabling the central bank to reduce interest rates three times. The current 16.5% rate is the lowest in six years, and inflation is down to 4.3%. Internet growth is running over 50% annually. Especially notable is the sudden popularity and rapid growth of the cellular-telephone industry in Brazil.
    The biggest story for Mexico's economy this year occurred in March, when rating agency Moody's reclassified the country's sovereign government debt to investment-grade. Through August, real GDP had grown about 7.7%. There is some concern that the rapid growth may spur inflation enough to require raising the interest rate, which stood at 15.1% at the end of August.

HOW HAS THE PORTFOLIO BEEN ADJUSTED TO TAKE ADVANTAGE OF THE YEAR'S CHANGES?
We have increased holdings in market segments and geographic areas that are doing well, such as cellular-phone firms in Korea and Brazil. In line with slackening global demand for electronics hardware and semiconductors, we shifted away from those stocks. We eliminated the Philippines from the portfolio because of political and currency concerns, removed several Korean and Taiwanese electronics stocks and sold some Malaysian stocks to take profits. A blue-chip Singaporean bank, UOB, was added to the portfolio. We increased exposure to Turkish and Russian equities, which have been doing especially well.

WHAT WERE SOME OF THE STOCKS IN THE PORTFOLIO?
Mobile TeleSystems is one of the leading providers of mobile cellular communications services in Moscow. The Singapore-based United Overseas Bank Group operates banking institutions in nearly 20 countries including China, where the banking business is just beginning to move into the world economy. Also interesting is Telefonos de Mexico (Telmex), the regional market leader in local and long-distance wire service, wireless communications, Internet access and networking. It announced in September a plan to spin off its cellular business to form America Movil, freeing Telmex to focus on its Internet strategy.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We continue to be cautiously optimistic about the prospects in emerging economies. There is still a brisk demand for their goods among the more developed nations. The global economy continues to expand, even though the pace of growth has moderated. Several developing nations have achieved a level of economic restructuring in the past two to three years that makes their stocks more attractive now. However, we expect volatility to remain a factor in emerging markets due to their sensitivity to political and economic events.

[ART WORK]

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                               TOP 10 INDUSTRIES                            TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1.   India Technology (India)              3.18%     1.   Telecommunications                      1.   Brazil           12.86%
  2.   Korea Telecom Corp.--                                (Cellular/Wireless)          12.55%     2.   Russia           12.76
       ADR (South Korea)                     3.07      2.   Telephone                    11.45      3.   Taiwan           11.19
  3.   Mobile TeleSystems--                            3.   Banks (Major Regional)        6.98      4.   South Korea      10.77
       ADR (Russia)                          2.78      4.   Banks (Regional)              5.50      5.   Mexico            9.22
  4.   Telefonos de Mexico, S.A.                       5.   Electronics (Component                  6.   Hong Kong         8.90
       de C.V.--ADR (Mexico)                 2.70           Distributors)                 5.02      7.   India             5.95
  5.   Fomento Economico Mexicano,                     6.   Electronics (Semiconductors)  4.94      8.   Turkey            5.74
       S.A. de C.V.--ADR (Mexico)            2.45      7.   Computers (Software                     9.   South Africa      5.62
  6.   United Overseas Bank Ltd.                            & Services)                   4.21     10.   Israel            3.51
       --For (Singapore)                     2.28      8.   Financial (Diversified)       3.23
  7.   China Unicom Ltd. (China)             2.20      9.   Entertainment                 2.89
  8.   Taiwan Semiconductor                           10.   Beverages (Alcoholic)         2.88
       Manufacturing Co. Ltd.--ADR (Taiwan)  2.11
  9.   Grupo Televisa S.A.--ADR (Mexico)     2.01
 10.   Hong Kong Exch & Clear (Hong Kong)    2.00

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================


          See important fund and index disclosures inside front cover.

                          AIM DEVELOPING MARKETS FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM DEVELOPING MARKETS FUND VS. BENCHMARK INDEX

1/11/94-10/31/00

in thousands
================================================================================
Date     AIM Developing Markets Fund,          MSCI Emerging Markets Free Index
              Class A Shares
--------------------------------------------------------------------------------

1/11/94           9524                                   10182.1
10/94             9194                                   10630.6
10/95             7664                                   8565.29
10/96             9581                                   9120.75
10/97             9092                                   8347.06
10/98             5720                                   5760.57
10/99             7614                                   8331.24
10/00             6889                                   7597.46
                $6,889                                   $ 7,597

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class A shares to a benchmark index. It is intended to give you an idea of how your fund performed compared to that index over the period 1/11/94-10/31/00. (Please note that the data for the MSCI Emerging Markets Free Index are for the period 12/31/93-10/31/00.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the MSCI Emerging Markets Free Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
   Inception (1/11/94)               -5.33%
   5 years                           -3.06
   1 year                           -13.80*
   *-9.52% excluding sales charges

CLASS B SHARES
   Inception (11/3/97)              -11.47%
   1 year                           -14.70*
   *-10.21% excluding CDSC

CLASS C SHARES
   Inception (3/1/99)                10.24%
   1 year                           -11.11*
   *-10.21% excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses. For fund performance calculations and a description of the index cited on this page, please see the inside front cover.


                          AIM DEVELOPING MARKETS FUND

                                                                     APPENDIX IV

             CHANGES TO DEVELOPING MARKETS' INVESTMENT RESTRICTIONS

     The Board of Trustees of AIM Investment Funds has proposed changes to the investment objectives and investment restrictions of AIM Developing Markets Fund. Set forth below are AIM Developing Markets Fund's revised investment objectives and investment restrictions if the Developing Markets shareholders approve such changes at the special Shareholder meeting scheduled to be held on August 17, 2001.

NEW INVESTMENT OBJECTIVES (NON-FUNDAMENTAL)

     To provide long-term growth of capital with a secondary investment objective of income.

NEW INVESTMENT POLICIES OR OBJECTIVES (FUNDAMENTAL)

     1. The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     2. The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933.

     3. The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investment in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     4. The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     5. The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     6. The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     7. The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund.

NEW INVESTMENT POLICIES OR OBJECTIVES (NON-FUNDAMENTAL)

     1. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker-dealers, or an AIM fund. The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets.

     2. In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     3. In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order.

     4. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the fund.

GROUP B

[AIM LOGO APPEARS HERE]
                                                              |---------------|
          PROXY TABULATOR                                     |  FIRST CLASS  |
          P.O. BOX 9132                                       | U.S. POSTAGE  |
          HINGHAM, MA  02043-9132                             |     PAID      |
                                                              |     PROXY     |
                                                              |   TABULATOR   |
                                                              |---------------|


     EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE YOUR PROXY TODAY!
 VOTE BY TELEPHONE            VOTE BY INTERNET              VOTE BY MAIL

    TELEPHONE AND INTERNET VOTING AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK!

----------------------- | --------------------------- | -----------------------
 VOTING BY TELEPHONE    |    VOTING BY INTERNET       |     VOTING BY MAIL
                        |                             |
Have your proxy card    |  Have your proxy card       | Please mark, sign and
available. Call the     |  available. Log on to       | date your proxy card
TOLL-FREE number        |  http://www.aimfunds.com    | and return it in the
1-866-727-0852 using    |  and select Proxy Voting    | postage-paid envelope
a touch-tone telephone. |  to access your Fund.       | provided or return it
You will be prompted    |  Follow the simple screen   | to: Proxy Tabulator,
to enter your Control   |  instructions that will     | P.O. Box 9132,
Number as shown below.  |  be presented to you to     | Hingham, MA 02043-9132.
Follow the simple       |  record your vote.          |
prompts that will be    |                             |
presented to you to     |                             |
record your vote.       |                             |
----------------------- | --------------------------- | -----------------------

                  NOTE: If you vote by telephone or internet,
                    please do not send your proxy by mail.

              |------------------------------------------------|
              | USE THE CONTROL NUMBER BELOW TO VOTE THIS | | PROXY CARD BY TELEPHONE OR INTERNET. | | EACH PROXY CARD HAS ITS OWN CONTROL NUMBER. | | **** CONTROL NUMBER: 999 999 999 999 **** |
              |------------------------------------------------|

         P Please fold and detach card at perforation before mailing. P

PROXY CARD                                                           PROXY CARD
                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                        AIM Latin American Growth Fund
                     (a portfolio of AIM Investment Funds)
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central Time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL OF THE PROPOSAL.

                                         Proxy must be signed and dated below.

                                        Dated ___________________ 2001
                                        ______________________________________
                                       |                                      |
                                       |                                      |
                                       |______________________________________|
                                          Signature(s) (if held jointly)
                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. All joint
                                       owners should sign. When signing as
                                       executor, administrator, attorney,
                                       trustee or guardian or as custodian
                                       for a minor, please give full title
                                       as such. If a corporation, please
                                       sign in full corporate name and
                                       indicate the signer's office. If a
                                       partner, sign in the partnership name.

                                                                   553,653,353

                         P  Please fold and detach card at perforation before mailing.  P

                              Please fill in box(es) as shown using black or  blue ink or number 2 pencil.   |X|
                              PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE
APPROVAL OF THE PROPOSAL.

1. To elect twelve individuals to the Board of Trustees of AIM Growth Series,                     FOR    WITHHOLD    FOR ALL
   each of whom will serve until his or her successor is elected and qualified:                   ALL    AUTHORITY   EXCEPT
                                                                                                          FOR ALL
   01  Frank S. Bayley   04  Albert R. Dowden    07  Carl Frischling     10  Lewis F. Pennock             NOMINEES
   02  Bruce L. Crockett 05  Edward K. Dunn, Jr. 08  Robert H. Graham    11  Ruth H. Quigley
   03  Owen Daly II      06  Jack M. Fields      09  Prema Mathai-Davis  12  Louis S. Sklar        O         O           0  1.

   To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and write thenominee's number on the line provided.
   ____________________________________________________________________________________________

                                                                                                    FOR    AGAINST     ABSTAIN
2. To approve an Agreement and Plan of Reorganization that provides for the combination             O         O           O  2.
   of AIM Latin American Growth Fund, a portfolio of AIM Investment Funds, with AIM
   Developing Markets Fund, a portfolio of AIM Investment Funds.

3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER  BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
                                                                                                          553,653,353